UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23159

(Investment Company Act file number)

Apollo Diversified Credit Fund

(Exact name of registrant as specified in charter)

9 West 57th Street, New York

New York 10019

(Address of principal executive offices)

212-515-3200

(Registrant’s telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Ryan P. Brizek

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, D.C. 20001

Date of fiscal year end: December 31

Date of reporting period: January 1, 2024 – December 31, 2024

Item 1. Reports to Stockholders.

GLOBAL WEALTH MANAGEMENT SOLUTIONS Apollo Diversified Credit Fund Annual Report December 31, 2024 Class A, C, F, I, L, and M Shares: Class A Ticker Symbol (NASDAQ): CRDTX Class C Ticker Symbol (NASDAQ): CGCCX Class F Ticker Symbol (NASDAQ): CRDFX Class I Ticker Symbol (NASDAQ): CRDIX Class L Ticker Symbol (NASDAQ): CRDLX Class M Ticker Symbol (NASDAQ): CRDMX @ 2025 APOLLO GLOBAL MANAGEMENT, INC. ALL RIGHTS RESERVED.

APOLLO DIVERSIFIED CREDIT FUND

Shareholder Letter (Unaudited)

Dear Valued Shareholders,

We are pleased to present an annual update for Apollo Diversified Credit Fund (the “Fund”) for 2024. We will also share our perspective regarding the investment environment and potential opportunities for the Fund.

Market Overview1

Risk markets declined in December 2024 as investors took profits following strong gains in a year when the S&P 500 Index eclipsed the 6,000 level and credit spreads tightened to a 25-year low. While the S&P 500 Index fell 2.5% in December, it climbed 23% in 2024, notching 57 record closes as robust US economic growth, the start of the Federal Reserve’s (the “Fed”) easing cycle, an AI-fueled rally in big tech stocks and, most recently, the election of President Trump along with Republican control of both the House and Senate, pushed risk assets higher. Despite the year-end pullback, the 50% advance in stocks since the start of 2023 marks the largest two-year gain in this century.

The sell-off in markets was partly due to the Fed forecasting fewer interest rate cuts in 2025. While the Fed delivered the widely expected quarter-point rate cut on December 18th, Fed Chair Jerome Powell signaled increasing wariness around inflation. Meanwhile, policymakers signaled two cuts for 2025—below the three cuts expected by economists—and pushed back the expected timing of inflation returning to the 2% target range from 2026 to 2027.

Economic indicators published in December indicated that the US economy expanded at a faster pace in the third quarter than estimated, owing in part to stronger consumer spending and exports. The gross domestic product increased at a 3.1% annualized rate in the third quarter, a pace that exceeds what Fed officials regard as a non-inflationary growth rate.

Outlook1

Looking forward, although the new year has begun with credit spreads at or near historical tights, we continue to believe the fundamental and technical backdrop in credit markets remains strong and expect valuations to remain well supported through the first half of 2025.

Fund Snapshot

Structure	1940 Act Closed-End Interval Fund
Inception Date	April 3, 2017
Apollo Inception Date[2]	May 2, 2022
Pricing	Daily NAV
Subscription Frequency	Daily
Repurchase Frequency[3]	Quarterly (5% of Fund shares outstanding)
Distribution Frequency	Quarterly
Tax Reporting	1099-DIV

Fund Summary Stats

Managed Assets[4]	$1.3 billion
Leverage[5]	12.9%
Portfolio Companies	166
Average Duration (Years)[6]	1.2
Q4 2024 Annualized Distribution Rate (Class I Share)[7]	9.15%
Last Twelve Months’ Distribution Rate (Class I Share)[7,8]	9.10%
Portfolio Weighted Average Yield[9]	9.1%
Floating Rate Exposure[10]	88.2%
Senior Secured	96.1%
North America/Europe/Other[11]	78% / 21% / 1%

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

Note on Fund distributions: Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice, available at www.apollo.com/adcf, for an estimate of the composition of the Fund’s most recent distribution, which includes a de minimis return of capital. The most recent performance is available at www.apollo.com/adcf or by calling 888.926.2688.

Annual Report | December 31, 2024	3

APOLLO DIVERSIFIED CREDIT FUND

Fund Performance2

For the month ended December 31, 2024, the Fund’s Class I Shares (NASDAQ: CRDIX) returned 0.53%, bringing the last 3 months, year-to-date (“YTD”) and one-year net returns as of December 31, 2024, to 1.77%, 11.71% and 11.71%, respectively.

In December, each of the Fund’s five strategy pillars contributed positively to the performance of the Fund. Corporate Direct Lending (+41 bps) was the top contributing strategy pillar during December and represents the largest allocation in the Fund at 68% as of December 31, 2024. Performing Credit contributed +16 bps to the performance of the Fund followed by Asset-Backed Lending (+5 bps), Structured Credit (+2 bps) and Dislocated Credit (+ 1 bp).

Apollo Diversified Credit Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and is net of all Fund expenses. Fund returns greater than one year are annualized. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Due to financial statement adjustments, performance information presented for the Fund herein differs from the Fund’s performance included in the Fund’s financial statements which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments which are reflected in the financial statements. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adcf or by calling 888.926.2688. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, distributions, and performance for each share class are different.

For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com/adcf.

The views expressed here are Apollo’s own, unless otherwise noted.

4	1.888.926.2688 | www.apollo.com

APOLLO DIVERSIFIED CREDIT FUND

Private Credit

As of December 31, 2024

Private Credit Overview1

The transition we have been seeing in financial markets continued into the end of 2024. De-banking has created an opportunity for alternative lenders to step in as a senior lender in areas once occupied by banks and private credit assets have continued to grow. An increasing number of speculative-grade borrowers have exited the broadly syndicated loan market in favor of direct lenders in 2024. The bulk of companies refinancing with alternative lenders in 2024 addressed the near-term maturity wall: 60% of paid-down loans would have fallen due either in 2024 and 2025, and another 19% in 2026. Going into 2025, the opportunity for alternative lenders to further chip away at the liquid syndicated loan market ranges from $18 billion to $50 billion, according to an analysis by LCD, which compares with $21.3 billion in private credit transactions in 2023 and $22 billion in 2022.

Growth in the syndicated loan market has stalled due to decreased Merger and Acquisitions activity and higher interest rates. As of October 2024, the Morningstar LSTA US Leveraged Loan Index tracked 1,113 companies with an average outstanding debt of $1.3 billion each, up from $1 billion pre-pandemic and $890 million ten years ago. Meanwhile, private credit has continued to expand, growing 5% to $1.7 trillion since the end of 2023 and 52% since the end of 2019, compared to a 17% growth in the Morningstar LSTA US Leveraged Loan Index over the same period.

Higher interest rates are forcing companies to think more creatively about how they finance themselves and we think this has created compelling opportunities for asset managers who can straddle both the public and private markets and provide bespoke financing solutions. We anticipate that an uptick in market dispersion will highlight the importance of credit selection. We believe that divergence will persist as demand for high-quality credit keeps spreads near tights while a subset of lower-quality corporates struggle with higher interest rates.

Private Credit Allocation

80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent of Total Portfolio
14%
20%
32%
39%
39%
49%
72%
68%
71%
73%
78%
50-70%
Jun 2022
Sep 2022
Dec 2022
Mar 2023
Jun 2023
Sep 2023
Dec 2023
Mar 2024
Jun 2024
Sep 2024
Dec 2024
Target
Month End

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

Annual Report | December 31, 2024	5

APOLLO DIVERSIFIED CREDIT FUND

Corporate Direct Lending

The Fund’s Corporate Direct Lending strategy targets large scale corporate originations and sponsor-backed issuers, utilizing Apollo’s proprietary sourcing channel.

As of December 31, 2024, 68% of the Fund’s portfolio was allocated to corporate direct lending across 97 issuers of 2022-2024 vintage with a weighted average EBITDA of approximately $259 million and weighted average net LTV of approximately 41%, reflective of our focus on large corporate issuers and top-of-capital structure portfolio allocation.

Asset-Backed Lending

The Fund’s Asset-Backed Lending strategy focuses on agile deployment of capital into origination and proprietary sourcing channels across a broad mandate of asset-backed investments, with a focus on investments collateralized by tangible investments.

As of December 31, 2024, the Fund maintained its exposure to asset-backed lending at 10% of the Fund’s portfolio. We believe these assets may present an attractive risk-return profile through less correlated and, in our opinion, resilient collateral pools.

Range

10%
Current
0%
20%

The Fund's long-term allocation target for Asset-Backed Lending Strategies is 5-20%.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

6	1.888.926.2688 | www.apollo.com

APOLLO DIVERSIFIED CREDIT FUND

Public Credit

As of December 31, 2024

Public Credit Overview14

Credit spreads widened modestly in December, but spreads remain near multi-year lows at the start of 2025. While that limits the room for compression, we expect spreads to largely remain range-bound, supported by a strong technical backdrop and robust fundamentals.

In December 2024, leveraged loans, as represented by the J.P. Morgan Leveraged Loan Index, were up 0.58% while leveraged loan yields increased 10bps to 8.33% and spreads (3 year) decreased 6bps to 435bps. Leveraged loan yields and spreads were down 60bps and 84bps, respectively, year over year as of December 31, 2024.

High-yield bonds, as tracked by the J.P. Morgan High Yield Bond Index, posted a return of -0.41% in December. During the month, high-yield bond yields increased by 31bps to 7.59%, and spreads widened by 9 bps to 325bps.

Sub-investment grade default and liability management exercise (“LME”) activity volumes reached $13.9 billion in December, a 20-month high. LME activity—the bulk of the default and distressed volume in December—was at $13.4 billion, the second-highest monthly volume on record. The gap between leveraged loan and high yield bond default rates widened to 302bps in December, the highest level in 25 years, driven by the rate of defaults in high yield falling to a nearly two-and-a-half year low while the leveraged loan default rate increased to a nearly four-year high. In 2024, default and distressed activity totaled $83.6 billion, the fifth largest on record after 2009 ($205 billion), 2020 ($141 billion), 2023 ($85.9 billion) and 2008 ($84.4 billion).

Public Credit Allocation

100%
80%
60%
40%
20%
0%
Percent of Total Portfolio
86%
80%
68%
61%
61%
51%
28%
32%
30%
27%
22%
20%-40%
Jun 2022
Sep 2022
Dec 2022
Mar 2023
Jun 2023
Sep 2023
Dec 2023
Mar 2024
Jun 2024
Sep 2024
Dec 2024
Target
Month End

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

Annual Report | December 31, 2024	7

APOLLO DIVERSIFIED CREDIT FUND

Performing Credit

The Fund’s Performing Credit strategy primarily pursues liquid, performing senior secured corporate credits to generate total return.

The Fund’s exposure within this strategy is predominately focused on senior secured positions across industries with resilient business models that we believe may continue to generate strong cash flow across various economic environments. The Fund’s portfolio allocation is currently tilted towards floating rate assets over fixed rate assets, consistent with our views of a higher for longer interest rate environment. As of December 31, 2024, the strategy allocation was 21%, which represents the second highest allocation in the Fund, across 45 issuers with a weighted average yield of 8.3%.

Dislocated Credit

The Fund’s Dislocated Credit strategy seeks to use contingent capital to tactically pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates.

We continue to maintain optionality and liquidity, consistent with our view of potential sources of risk and volatility that may manifest later this year and into calendar year 2025. We continue to allocate to private markets given, in our view, the potential for stable income and favorable risk-adjusted return characteristics, while retaining the flexibility to engage when episodic market moves occur.

Characteristics

Percent of Total Portfolio
100%
80%
60%
40%
20%
0%
21%
Performing Credit
87%
Loans
13%
Bonds
90%
Floating Rate
96%
Senior Secured
Percent of Performing Credit

The Fund's long-term allocation target for Performing Credit is 25-35%.

Characteristics

0%
20%
1%
Current
7%
Historical Average
17%
Historical Minimum

Weighted Average Price	$87
Weighted Average Yield[15]	17%
Issuers	6

The Fund's long-term allocation target for Dislocated Credit is 0-20%.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

8	1.888.926.2688 | www.apollo.com

APOLLO DIVERSIFIED CREDIT FUND

Structured Credit

The Fund’s Structured Credit strategy seeks out high-quality structured credit opportunities of various asset types, vintages, maturities, jurisdictions, and capital structure priorities, including debt and equity tranches of CLOs, commercial and residential mortgage-backed securities, consumer and commercial asset-backed securities, whole loans and regulatory capital relief transactions.

While a smaller part of the Fund’s allocation today, we believe there are likely to be increased instances of market dislocations, and we stand ready to deploy capital as opportunities present themselves.

Characteristics

30%
25%
20%
15%
10%
5%
0%
Percent of Total Portfolio
0.2%
Structured Credit
100%
CLO Debt
0%
CLO Equity
0%
Other
100%
80%
60%
40%
20%
0%
Percent of Structured Credit

The Fund's long-term allocation target for Structured Credit is 0-20%.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

Annual Report | December 31, 2024	9

APOLLO DIVERSIFIED CREDIT FUND

Portfolio Detail

As of December 31, 2024

Attribution by Strategy

	Dec (bps)	Last 3 Months (bps)	YTD (bps)	7/1/22- 12/31/24 (bps)	Apollo Inception to Date[2] (bps)

Private Credit	46	112	927	690	621

Corporate Direct Lending	41	105	855	659	–

Asset-Backed Lending	5	7	72	31	–

Public Credit	19	91	412	760	367

Performing Credit	16	85	357	613	–

Dislocated Credit	1	1	43	119	–

Structured Credit	2	5	12	28	–

Currency Hedge	25	132	99	15	21

Residual[16]	-23	-112	-79	-122	-117

Net Fees & Expenses	-14	-46	-188	-175	-164

Total (Net)	53	177	1,171	1,168	728

Top 10 Holdings as Percentage of Portfolio10

Issuer	Industry[17]	Percent of Allocation

Ardagh Group S.A.	Household Products	1.8%

Commscope, LLC (f/k/a Commscope, Inc.)	Communications Equipment	1.8%

Carvana Auto Receivables Trust 2024-N2	Asset Backed Securities	1.8%

BDO USA, P.A.	Commercial Services & Supplies	1.6%

K. Hovnanian Enterprises Inc.	Household Durables	1.5%

Avalara, Inc.	Software	1.5%

Bellis Acquisition Company PLC/ASDA	Consumer Staples Distribution & Retail	1.5%

Bausch Health Companies Inc. (f/k/a Valeant Pharmaceuticals International, Inc.)	Pharmaceuticals	1.5%

CSC Holdings, LLC	Media	1.4%

Redfin Corporation	Real Estate Management & Development	1.3%

Total		15.7%

Past performance is not indicative of future results. Holdings and allocations are based on Managed Assets and are subject to change without notice and may not be representative of current or future allocations. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. For discussion purposes only. Attribution for periods greater than one year are annualized. The Fund pursues its investment objective through a “multi-asset” approach centered around five key strategy pillars, as described above: (1) corporate direct lending, (2) asset-backed lending, (3) performing credit, (4) dislocated credit and (5) structured credit. “Attribution by Strategy” is intended to show characters of the portfolio and provide an estimate as to which strategy pillars within the Fund contributed (positively or negatively) to the Fund’s overall performance during the period represented. Such attribution analysis should not be relied upon for investment decisions. Strategy and asset classification prior to Apollo Inception (May 2, 2022) was generated by the previous management team of the Fund’s investment adviser and as such Apollo Inception to Date attribution is only summarized for Private Credit, Public Credit, Currency Hedge, Residual, and Net Fees & Expenses. Total (Net) performance reflects the Fund’s Class I share and includes reinvestment of distributions and is net of all Fund expenses during the relevant period. Net Fees & Expenses reflects the net expenses paid by the Fund’s Class I shares during the relevant period. The figures reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period, some of which have since expired. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through April 30, 2025. Total (Net) performance of the Fund’s Class I shares would have been lower had fees not been waived during the period. The Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	1.888.926.2688 | www.apollo.com

APOLLO DIVERSIFIED CREDIT FUND

Top 5 Industry Allocations as Percentage of Portfolio[17]

Percent of Total Portfolio
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
13.4%
9.4%
8.2%
6.5%
4.4%
Software
Financial Services
Health Care Providers & Services
Asset Backed Securities
Media

Correlation Summary18

As of 12/31/2024	Correlation to Fund: Last 3 Months	Correlation to Fund: Since Apollo Inception (5/2/22)[2]

Bloomberg US Aggregate Bond Index	0.52	0.42

Bloomberg Municipal Bond Index	0.31	0.44

Bloomberg US Corporate Bond Index	0.47	0.49

Morningstar LSTA US Leveraged Loan Index	0.75	0.72

ICE BofA US High Yield Index	0.57	0.84

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance.

Fund Management

Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”), which includes the Fund’s investment adviser, Apollo Capital Credit Adviser, LLC, has built one of the world’s largest alternative credit platforms, managing $598 billion in institutional and private assets.19, 20 We draw on 30+ years of experience, seeking to provide excess returns across the risk spectrum through our proprietary origination, an extensive credit toolkit, and a flexible capital base that can respond to the changing needs of borrowers. We offer solutions designed to align with investors’ needs for return — at what we believe to be the appropriate level of risk and liquidity. Apollo Diversified Credit Fund builds on Apollo’s global credit platform, our differentiated sourcing engine, and our status as a preferred lending partner.

in credit assets under management[19,20]	dedicated credit investment professionals[19]

The views expressed here are Apollo’s own, unless otherwise noted.

Annual Report | December 31, 2024	11

APOLLO DIVERSIFIED CREDIT FUND

Glossary

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Attribution: An assessment of the performance of a portfolio or its investments.

Asset-Backed Securities (ABS): Financial securities backed by income-generating assets.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Bloomberg Municipal Bond Index: Measures the performance of US investment grade general obligation and revenue bonds with maturities from one to 30 years.

Bloomberg US Aggregate Bond Index: Measures the performance of the US investment grade bond market.

Bloomberg US Corporate Bond Index: Measures the performance of the investment grade, fixed-rate, taxable corporate bond market. It includes US dollar-denominated securities issued by US and non-US industrial, utility and financial firms.

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Bond Rating: A method of evaluating the quality and safety of a bond. This rating is based on an examination of the issuer’s financial strength and the likelihood that it will be able to meet scheduled repayments. Ratings range from AAA (best) to D (worst). Bonds receiving a rating of BB or below are not considered investment grade because of the relative potential for issuer default.

Capital Relief Transactions: A transaction that seeks to provide credit protection on a portfolio of loans.

Collateralized Loan Obligation (CLO): A structured credit security backed by a pool of bank loans, structured so there are several classes of bondholders with varying maturities, called tranches. Debt and equity securities of CLOs are sold in tranches where each CLO tranche has a different priority on distributions, unique risk exposures, and yield expectations based on the tranche’s place in the capital structure. Distributions begin with the senior debt tranches (CLO debt) and flow down to the equity tranches (CLO equity).

Commercial Mortgage-Backed Securities (CMBS): Investment products that are backed by mortgages on commercial properties.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): A statistic used to assess operating performance and profitability.

ICE BofA US High Yield Index: Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

J.P. Morgan High Yield Bond Index: Designed to mirror the investible universe of US dollar high-yield corporate debt market, including domestic and international issues.

J.P. Morgan Leveraged Loan Index: Designed to mirror the investable universe of US Dollar-denominated institutional leveraged loans, including US and international borrowers.

Liability Management Exercise (LME): A financial transaction that allows a company to raise new debt to potentially improve its liquidity and help avoid bankruptcy.

Leveraged Buyout (LBO): Purchase of a controlling share in a company using outside capital.

Loan-to-Value (LTV) Ratio: An assessment of lending risk that financial institutions and other lenders examine before lending to a company.

Morningstar LSTA US Leveraged Loan Index: Designed to deliver comprehensive coverage of the US leveraged loan market using PitchBook LCD data to monitor the performance, activity, and key characteristics of the market.

Mortgage-Backed Securities: Investment products that are backed by mortgages on commercial or residential properties.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Secured Overnight Financing Rate (SOFR): A broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. The SOFR is a benchmark interest rate for dollar-denominated derivatives and loans.

Whole Loan: A single loan issued to a borrower.

12	1.888.926.2688 | www.apollo.com

APOLLO DIVERSIFIED CREDIT FUND

Summary of Risk Factors (Unaudited)

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Credit Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by visiting www.apollo.com/adcf. Please read the prospectus carefully before investing.

The Fund is a diversified, closed-end management investment company that is operated as an interval fund. The Fund invests at least 80% of its total assets in debt securities, including, but not limited to, credit-related investments such as fixed income securities (investment grade debt and high-yield-debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments. An investment in the Fund involves a high degree of risk. An investor should invest in the Fund only if the investor can afford the complete loss of an investment. Prospective investors should carefully read the Fund’s prospectus for a description of the risk associated with an investment in the Fund in determining whether an investment in the Fund is suitable. These risks include, but are not limited to, the following:

•

Limited Liquidity. An investor should consider an investment in the Fund to be of limited liquidity and is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s shares are not listed on any securities exchange, and no secondary public market for the sale of the Fund’s interests exists, nor is one likely or expected to develop. As described in the prospectus under “Quarterly Repurchases of Shares,” the Fund provides limited liquidity through quarterly offers to repurchase a limited amount of the Fund’s shares (at least 5% of the Fund’s outstanding shares); however, there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.

•

Below Investment Grade. The Fund invests in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

•	Use of Leverage. The Fund utilizes leverage which will magnify the potential for loss on amounts invested in the Fund.

•

Fees and Expenses. The Fund is subject to charges for management and other fees regardless of whether the Fund has a positive return. Please refer to the Fund’s prospectus for a complete description of expenses to be charged to the Fund.

•

Distributions. The Fund will ordinarily pay distributions, if any, once a quarter. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund may pay distributions in significant part from sources that may not be available in the future and that may be unrelated to the Fund’s performance, such as return of capital and borrowings. Shareholders should note that a return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Please refer to the Fund’s most recent Section 19(a) notice, available at www.apollo.com/adcf, for an estimate of the composition of the Fund’s most recent distribution which includes a de minimis return of capital. The Fund’s semi-annual and annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) are available on the Fund’s website and include additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors.

•

Potential Loss of Investment. Investing in the Fund is speculative and involves a high degree of risk and no guarantee or representation is made that the Fund’s investment strategy will be successful under all market conditions, nor do we guarantee any level of return or risk. An investment in the Fund could require a long-term commitment, with limited liquidity and the risk of loss of capital. Investors must have the financial ability, sophistication, experience and willingness to evaluate the merits and bear the risks of such an investment. Such an investment is not suitable for all potential investors. Investors could lose part or all of an investment, and the Fund could incur losses in markets where major indices are rising and falling. Results could be volatile. Accordingly, investors should understand that past performance is not indicative nor a guarantee of future results. Investors in the Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

Annual Report | December 31, 2024	13

APOLLO DIVERSIFIED CREDIT FUND

Forward-Looking Statement Disclosure

Certain information contained in this document constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Apollo believes these factors include, but are not limited to, those described under the section entitled “Summary of Risk Factors”, which are further described in the Fund’s prospectus, and any such updated factors included in the Fund’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Fund’s prospectus and other filings. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Important Disclosure

Past performance is not indicative nor a guarantee of future returns.

This material is confidential and may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) and is intended solely for the use of the persons to whom it has been delivered. This material does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product or service. Apollo and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this material and is subject to change without notice of any kind. This material and the transactions, investments, products, services, securities or other financial instruments referred to in this material are not directed to, or intended for distribution to or use by, any person or entity who is a citizen or resident of or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to any laws or regulations. Recipients may only use this material to the extent permitted by the applicable laws and regulations and should be aware of and observe all such applicable laws and regulations.

Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss.

Opinions expressed herein reflect the current opinions of Apollo as of the date appearing in the materials only and are based on Apollo’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This material is not complete and the information contained herein may change at any time without notice.

Apollo has not made any representation or warranty, expressed or implied, with respect to fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties unrelated to Apollo). Apollo has no responsibility to update any of the information provided in this material.

14	1.888.926.2688 | www.apollo.com

APOLLO DIVERSIFIED CREDIT FUND

Endnotes

1.	Bloomberg, Pitchbook, LCD, JP Morgan Research December 2024.
2.

Apollo Capital Credit Adviser, LLC, f/k/a Griffin Capital Credit Advisor, LLC (hereinafter “ACCA,” and together with ACCA’s affiliated registered investment advisers directly and indirectly owned by Apollo Global Management, Inc., “Apollo”) was acquired by Apollo Global Management, Inc., on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s former investment adviser, which was not affiliated with Apollo. The current management team of ACCA is responsible for performance on and after May 2, 2022.

3.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity.

4.

Managed Assets are equal to the total of the Fund’s assets, including assets attributable to financial leverage, minus accrued liabilities, other than debt representing financial leverage. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets.

5.

Leverage is equal to consolidated Fund borrowings divided by total managed assets. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.

6.	Duration is a measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.
7.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com/adcf, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. Under GAAP, the composition of the Fund’s distribution on December 31, 2024 was estimated to include a de minimis amount of return of capital and should not be confused with yield or income. It is important to note that differences exist between the Fund’s accounting records prepared in accordance with GAAP and recordkeeping practices required under income tax regulations. Therefore, the characterization of Fund distributions for federal income tax purposes may be different from GAAP characterization estimates. The determination of what portion of each year’s distributions constitutes ordinary income, qualifying dividend income, short or long-term capital gains or return of capital is determined at year-end and reported to shareholders on Form 1099-DIV, which is mailed every year in late January. The Fund does not provide tax advice. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

8.	Last Twelve Months’ Distribution Rate (Class I Share) as of December 31, 2024.
9.

Represents the Fund’s weighted average yield to worst at current market value of the Fund’s underlying holdings, excluding cash. Yield to worst is an estimate of the lowest yield expected from a debt investment, absent a default.

10.	Based on the Fund’s total market value exposure to debt securities.
11.	Based on market value of the Fund’s underlying securities. Excludes cash and other net assets. Totals may not sum due to rounding.
12.

Represents weighted average EBITDA of the Fund’s directly originated debt investments based on latest information tracked on our portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBTIDA).

13.

Weighted average net loan-to-value (“LTV”) is net debt through the respective loan tranche in which the Fund has invested divided by the estimated enterprise value of the portfolio company. Based on latest information tracked on the Fund’s underlying portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBTIDA).

14.	J.P. Morgan – North America Credit Research, December 2024.
15.	Weighted average yield is represented by yield-to-worst, which is an estimate of the lowest yield that you can expect to earn from a debt investment, absent a default.
16.	Represents cash and other net assets including positions not categorized within the strategies described in the “Attribution by Strategy” table.
17.	Based on the Global Industry Classification Standard (“GICS”).
18.

Past correlations are not indicative of future correlations, which may vary. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random. Data source: Morningstar using daily data. Assets and securities contained within indices and peer funds may be different than the assets and securities contained in Apollo Diversified Credit Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Please see the glossary for descriptions of indices.

19.	As of September 30, 2024.
20.

Assets Under Management (“AUM”) refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. Our AUM equals the sum of: 1. the net asset value, plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the credit and certain equity funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations, collateralized debt obligations, and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in credit, gross asset value plus available financing capacity; 2. the fair value of the investments of equity and certain credit funds, partnerships and accounts Apollo manages or advises, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated

Annual Report | December 31, 2024	15

APOLLO DIVERSIFIED CREDIT FUND

with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above.

Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any management agreements of the funds Apollo manages. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in the funds it manages; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report, “Regulatory Assets Under Management” on Form ADV and Form PF in various ways.

Apollo uses AUM, gross capital deployment and dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs.

16	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Portfolio Update
December 31, 2024 (Unaudited)

Performance (for the period ended December 31, 2024)

	6 Month	1 Year	3 Year****	5 Year****	Since Inception****	Inception
Apollo Diversified Credit Fund - A - With Load*	-0.03%	4.80%	2.98%	4.10%	4.72%	4/3/17
Apollo Diversified Credit Fund - A - Without Load	6.05%	11.20%	5.04%	5.34%	5.53%	4/3/17
Apollo Diversified Credit Fund - C - With Load**	4.62%	9.34%	4.51%	5.02%	5.32%	4/3/17
Apollo Diversified Credit Fund - C - Without Load	5.62%	10.34%	4.51%	5.02%	5.32%	4/3/17
Apollo Diversified Credit Fund - I - NAV	6.14%	11.44%	5.21%	5.44%	5.60%	4/3/17
Apollo Diversified Credit Fund - M - NAV	5.87%	10.68%	4.70%	–	4.76%	11/2/21
Apollo Diversified Credit Fund - L - With Load***	1.37%	6.14%	3.34%	4.31%	4.80%	9/5/17
Apollo Diversified Credit Fund - L - Without Load	5.87%	10.87%	4.85%	5.22%	5.42%	9/5/17
Apollo Diversified Credit Fund - F - NAV	7.16%	13.41%	7.01%	6.51%	6.29%	9/25/17
ICE BofA ML US High Yield Index	5.44%	8.20%	2.91%	4.04%	4.69%	4/3/17
Morningstar LSTA Leveraged Loan Index	4.36%	8.95%	7.00%	5.86%	5.30%	4/3/17
50% S&P LL + 50% BofA HY Index	4.91%	8.59%	5.00%	4.99%	5.03%	4/3/17

*	Adjusted for initial maximum sales charge of 5.75%
**	Adjusted for contingent deferred sales charge of 1.00% on shares repurchased during the first 365 days after their purchase
***	Adjusted for initial maximum sales charge of 4.25%
****	Annualized

The Fund has chosen to benchmark against a blended benchmark of 50% Morningstar LSTA US Leveraged Loan Index and 50% ICE BofA ML US High Yield Index to align with target portfolio asset allocation. Morningstar LSTA US Leveraged Loan Index: Designed to deliver comprehensive coverage of the US leveraged loan market using PitchBook LCD data to monitor the performance, activity, and key characteristics of the market. ICE BofA Merrill Lynch U.S. High Yield Index: Tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Indexes are not actively managed and do not reflect deduction of fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. The performance data quoted above represents past performance. Past performance is not indicative of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. The Fund’s current performance is available by calling 1-888-926-2688 or by visiting www.apollo.com/adcf

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Class F Shares are no longer offered except for reinvestment of dividends at net asset value. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares. Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets (the

Annual Report | December 31, 2024	17

Apollo Diversified Credit Fund	Portfolio Update
December 31, 2024 (Unaudited)

“Expense Limitations”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser (or any successor thereto) in the amount of any fees waived and reimbursed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation applicable to such Class in place at the time of waiver or at the time of reimbursement to be exceeded. In addition, pursuant to the Multi-Class Expense Limitation Agreement, any such repayment must be approved by the Fund’s Board of Trustees (the “Board” or the “Trustees”). The Expense Limitation Agreements will remain in effect at least through April 30, 2025. The Multi-Class Expense Limitation Agreement may then be renewed for consecutive twelve-month periods provided that the Adviser specifically approves such continuance at least annually. The Class F Expense Limitation Agreement shall continue in effect so long as Class F shares are outstanding. The Expense Limitation Agreements may be terminated only by the Board on written notice to the Adviser and will automatically terminate at such time as the Management Agreement between the Adviser and the Fund terminates. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. The voluntary waiver was separate and apart from the contractual waiver. Fund returns would have been lower in the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses. Please review the Fund’s Prospectus for additional information regarding the Fund’s fees and expenses.

Performance of $10,000 Initial Investment (for the period ended December 31, 2024)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Class A Shares of the Fund since inception. Past performance is not indicative of future results. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022.

18	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BANK LOANS (87.40%)(b)

AEROSPACE & DEFENSE (0.95%)(c)
Forming Machining Industries Holdings LLC, Second Lien Initial Term Loan	United States	1M SOFR + 8.25%	12.91%	10/09/26	$340,479	$136,192
MRO Holdings, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.63%	12/17/30	10,672,131	10,752,172

						10,888,364
AUTOMOTIVE (1.31%)(d)
Neutron Holdings, First Lien Term Loan(g)	United States		10.00%	09/30/26	10,000,000	10,050,000
Truck-Lite Co. LLC, First Lien Term Loan(c)(h)	United States	3M SOFR + 5.75%	10.27%	02/13/31	4,896,333	4,852,756

						14,902,756
BANKING, FINANCE, INSURANCE & REAL ESTATE (14.99%)
Crete PA Holdco, LLC, First Lien Term Loan(c)(d)	United States	1M SOFR + 5.00%	9.52%	11/25/30	2,325,581	2,313,954
Evoriel, Delayed Draw, First Lien Term Loan (0.25% PIK)(c)(d)(f)(h)	France	6M EURIBOR + 5.25%	8.31%	04/02/31	€489,287	500,493
Evoriel, First Lien Term Loan (0.25% PIK)(c)(d)(h)	France	6M EURIBOR + 5.25%	8.31%	04/02/31	2,854,173	2,919,541
Focus Financial Partners, LLC, First Lien Term Loan(c)(e)	United States	1M SOFR + 3.25%	7.61%	09/15/31	$6,321,098	6,387,059
Galway Borrower LLC, Delayed Draw 2, First Lien Term Loan(c)(d)	United States	3M SOFR + 4.50%	8.83%	09/29/28	71,011	71,189
Galway Borrower LLC, Delayed Draw 3, First Lien Term Loan(c)(d)(f)(k)	United States	3M SOFR + 4.50%	8.81%	09/29/28	6,734	6,751
Galway Borrower LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 4.50%	8.83%	09/29/28	3,777,110	3,786,552
Galway Borrower LLC, Revolver, First Lien Term Loan(c)(d)(f)(k)	United States	3M SOFR + 4.50%	7.55%	09/29/28	27,849	27,849
GC Waves Holdings, Inc., Delayed Draw, First Lien Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	9.21%	10/04/30	403,114	401,502
GC Waves Holdings, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.21%	10/04/30	6,353,007	6,327,595
Higginbotham Insurance Agency, Inc., AMD5, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.86%	11/24/28	4,932,259	4,932,259
Higginbotham Insurance Agency, Inc., Delayed Draw AMD4, First Lien Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	9.11%	11/24/28	578,168	578,168
Howden, First Lien Delayed Draw Term Loan, First Lien Term Loan(c)(d)(f)	United Kingdom	3M SOFR + 4.75%	9.11%	02/15/31	4,500,000	4,477,500
Hyperion Refinance SARL, First Lien Term Loan(c)(e)	United Kingdom	3M SOFR + 3.00%	7.36%	02/15/31	8,932,613	9,004,654
Insight XI, First Lien Term Loan (4.35% PIK)(c)(d)(h)	Cayman Islands	3M SOFR + 3.25%	7.59%	08/28/25	182,841	182,841
Insight XI, First Lien Term Loan (4.35% PIK)(c)(d)(h)	Cayman Islands	3M SOFR + 3.25%	7.59%	08/28/25	11,372,931	11,372,931
Isio, First Lien Term Loan(c)(d)	Jersey	3M SONIA + 5.25%	10.00%	09/26/31	£5,444,445	6,679,547
Jensen Hughes, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.74%	09/01/31	$4,792,793	4,720,901

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	19

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)
LendingTree Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.75%	10.11%	03/27/31		$2,340,816	$2,340,816
Paisley Bidco, Delayed Draw, First Lien Term Loan(c)(d)(f)(h)	United Kingdom	3M SONIA + 5.25%	7.76%	05/07/31		£240,312	298,589
Paisley Bidco, First Lien Term Loan(c)(d)(h)	United Kingdom	6M EURIBOR + 4.75%	7.81%	05/07/31		€1,825,038	1,876,288
Paisley Bidco, First Lien Term Loan(c)(d)(h)	United Kingdom	3M SONIA + 4.75%	9.50%	05/07/31		£5,314,494	6,603,281
Patrimonio, First Lien Term Loan(d)(g)	Colombia		17.41%	06/30/28	COP	$ 32,170,668,615	7,414,777
Project Ardent Bidco Limited, First Lien Term Loan(c)(d)	United Kingdom	3M SONIA + 5.50%	10.25%	11/12/31		£8,000,000	9,814,845
RE Closing Buyer Corp., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.25%	10.14%	09/27/31		$9,975,000	9,775,500
Redfin Corp., Delayed Draw, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.75%	10.26%	10/20/28		8,436,250	8,246,434
Redfin Corp., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.75%	10.26%	10/20/28		8,393,750	8,204,891
Safe-Guard Products, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.06%	04/03/30		10,545,361	10,545,361
Stretto, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 6.00%	10.52%	10/13/28		13,992,500	13,922,538
Thg Acquisition, LLC , Revolver, First Lien Term Loan(c)(d)(f)(k)	United States	3M SOFR + 4.75%	9.04%	10/31/31		49,642	49,146
Thg Acquisition, LLC, First Lien Term Loan(c)(d)	United States	3M SOFR + 4.75%	9.11%	10/31/31		5,995,227	5,935,274
VEPF VII Holdings, LP, First Lien Term Loan (4.50% PIK)(c)(d)(h)	United States	3M SOFR + 4.50%	9.01%	02/28/28		3,296,063	3,339,571
Vintage IX, First Lien Term Loan(c)(d)	United States	1M SOFR + 2.50%	6.86%	03/25/25		10,000,000	10,000,000
Violin Finco Guernsey Limited, First Lien Term Loan(c)(d)(h)	United Kingdom	3M SONIA + 5.50%	10.21%	06/24/31		£6,561,739	8,132,453

							171,191,050
BEVERAGE, FOOD & TOBACCO (1.27%)(c)
Rise Baking, First Lien Term Loan(d)	United States	1M SOFR + 5.00%	9.30%	10/24/31		$10,000,000	9,850,000
WM Morrison (EUR), First Lien Term Loan	United Kingdom	3M EURIBOR + 4.50%	7.52%	11/04/30		€4,500,000	4,667,948

							14,517,948
CAPITAL EQUIPMENT (4.04%)(c)
Enstall Solar Group B.V., First Lien Term Loan(d)	Netherlands	3M EURIBOR + 6.25%	9.31%	08/30/28		5,925,000	5,585,049
Esdec Solar Group B.V., Delayed Draw, First Lien Term Loan(d)(f)	Netherlands	3M EURIBOR + 6.00%	9.31%	08/30/28		1,870,000	1,762,707
Fire Flow Intermediate Corporation, First Lien Term Loan(d)	United States	3M SOFR + 5.00%	9.59%	07/10/31		$15,000,000	14,925,000
Husky Injection Molding Systems Ltd., First Lien Term Loan(e)	Canada	1M SOFR + 4.50%	8.78%	02/15/29		9,041,850	9,129,465
JPW Industries, Term Loan, First Lien Term Loan(d)	United States	3M SOFR + 5.88%	10.39%	11/22/28		7,920,000	7,860,600
Kidde Global, First Lien Term Loan(e)	United States	3M SOFR + 4.25%	8.59%	12/02/31		2,033,333	2,033,343
LSF12 Donnelly Bidco, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.50%	10.86%	10/02/29		4,937,500	4,853,563

							46,149,727

See Notes to Consolidated Financial Statements.

20	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CHEMICALS, PLASTICS, & RUBBER (0.59%)
Heubach, Term Loan, First Lien Term Loan(d)(i)	United States			04/30/24	$662,691	$331,345
LSF11 A5 HoldCo LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 3.50%	7.97%	10/15/28	6,352,212	6,399,282
Neptune Husky US Bidco, LLC, First Lien Term Loan(d)(i)(k)	Luxembourg			01/03/29	3,835,146	–

						6,730,627
CONSTRUCTION & BUILDING (0.28%)(c)
Cube A&D Buyer, Inc., First Lien Term Loan(e)	United States	3M SOFR + 3.50%	8.13%	10/17/31	3,000,000	3,023,745
K Hovnanian Enterprises, Inc., Revolver, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.50%	8.80%	06/30/26	160,000	155,200

						3,178,945
CONSUMER GOODS: DURABLE (0.32%)(c)(d)
Poly-Wood, First Lien Term Loan	United States	3M SOFR + 5.75%	10.11%	03/20/30	3,609,091	3,609,091

CONSUMER GOODS: NON-DURABLE (5.16%)(c)
Altern Marketing, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.40%	06/13/28	7,971,970	7,971,970
Excelligence, First Lien Term Loan(d)	United States	3M SOFR + 5.75%	10.08%	01/18/30	11,135,034	11,023,684
Excelligence, Revolver, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.75%	10.47%	01/18/30	106,850	105,781
Iconix, First Lien Term Loan(d)	United States	3M SOFR + 6.00%	10.48%	08/22/29	2,323,077	2,299,846
Iconix, Incremental 2, First Lien Term Loan(d)	United States	3M SOFR + 6.00%	10.48%	08/22/29	1,897,722	1,878,745
Iconix, Incremental, First Lien Term Loan(d)	United States	3M SOFR + 6.00%	10.48%	08/22/29	8,802,989	8,714,959
Knowlton Development/KDC, First Lien Term Loan	Canada	1M SOFR + 4.00%	8.36%	08/15/28	6,814,220	6,868,529
Men’s Wearhouse LLC, First Lien Term Loan(e)	United States	3M SOFR + 6.50%	11.06%	02/26/29	6,746,371	6,752,005
PDC Brands, First Lien Term Loan(d)	United States	3M SOFR + 5.25%	9.58%	06/27/30	8,432,080	8,347,759
S&S Holdings LLC, First Lien Term Loan(e)	United States	1M SOFR + 5.00%	9.36%	09/20/31	4,987,500	4,985,954

						58,949,232
CONTAINERS, PACKAGING & GLASS (2.80%)
Ardagh Group S.A., First Lien Term Loan(d)(g)	Luxembourg		8.88%	07/02/29	€22,000,000	22,560,830
Trident TPI Holdings, Inc., First Lien Term Loan(c)(e)	United States	1M SOFR + 3.75%	8.19%	09/15/28	$9,269,845	9,364,630

						31,925,460
ENERGY: OIL & GAS (0.00%)(d)(j)(k)
AMH Litigation Trust, First Lien Delayed Draw Term Loan	United States			06/08/25	1,118	–
AMH Litigation Trust, First Lien Term Loan	United States			06/06/25	1,044	–

						–
ENVIRONMENTAL INDUSTRIES (0.71%)(c)(d)
Ruler BidCo B1, First Lien Term Loan	Luxembourg	6M EURIBOR + 5.50%	8.18%	04/29/30	€3,951,572	4,031,841

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	21

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
ENVIRONMENTAL INDUSTRIES (continued)
Ruler BidCo B2, First Lien Term Loan	Luxembourg	6M SOFR + 5.50%	9.83%	04/29/30	$1,618,319	$1,606,182
Ruler BidCo Delayed Draw, Incremental, First Lien Term Loan(f)	Luxembourg	6M EURIBOR + 5.00%	7.97%	04/29/30	€814,286	830,826
Ruler BidCo Delayed Draw, First Lien Term Loan	Luxembourg	6M EURIBOR + 6.50%	8.18%	04/29/30	1,568,000	1,599,851

						8,068,700
HEALTHCARE & PHARMACEUTICALS (12.31%)(c)
Advarra Holdings, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 4.50%	8.86%	09/15/31	$3,629,896	3,611,746
Advarra Holdings, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 4.50%	8.86%	09/13/31	9,024,840	8,979,716
Allied Benefit Systems Intermediate LLC, Delayed Draw, First Lien Term Loan(d)	United States	3M SOFR + 5.25%	9.55%	10/31/30	1,538,660	1,538,660
Allied Benefit Systems Intermediate LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.25%	9.61%	10/31/30	8,390,206	8,390,206
AthenaHealth Group, Inc., First Lien Term Loan(e)	United States	3M SOFR + 3.25%	7.61%	02/15/29	3,959,391	3,977,069
Bausch Health Americas, Inc., First Lien Term Loan(e)	United States	3M SOFR + 5.25%	9.71%	02/01/27	16,968,286	16,607,710
Corpuls, First Lien Term Loan(d)	Germany	6M EURIBOR + 6.50%	9.22%	06/28/30	€4,000,000	4,122,686
Creek Parent, Inc., First Lien Term Loan(d)(h)	United States	3M SOFR + 5.25%	9.63%	12/18/31	$8,742,857	8,589,857
Curia Global, Inc., First Lien Term Loan	United States	3M SOFR + 3.75%	8.44%	08/30/26	13,646,435	13,084,952
EHC Holdings Holdco Limited, Delayed Draw, First Lien Term Loan(d)(f)(h)	United Kingdom	3M SONIA + 5.75%	10.70%	09/30/31	£300,000	368,057
EHC Holdings Holdco Limited, First Lien Term Loan(d)(h)	United Kingdom	3M SONIA + 5.75%	10.45%	09/30/31	6,000,000	7,361,134
Exactcare Parent, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	10.03%	11/05/29	$4,474,385	4,452,013
Hanger, Inc., First Lien Term Loan(e)	United States	1M SOFR + 3.50%	7.86%	10/23/31	4,429,658	4,478,938
Keystone Acquisition, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	9.83%	12/17/29	8,820,000	8,731,800
Keystone Acquisition, Revolver, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.50%	9.82%	12/17/29	106,667	105,600
Milano Acquisition Corp., First Lien B Term Loan	United States	3M SOFR + 4.00%	8.43%	10/01/27	7,358,032	7,145,458
OMH-HealthEdge Holdings, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.00%	10.25%	10/08/29	14,327,820	14,327,820
Project Dolphin, First Lien Term Loan(d)	United Kingdom	3M SONIA + 6.25%	10.98%	11/19/29	£5,000,000	6,118,629
Southern Veterinary, First Lien Term Loan	United States	3M SOFR + 3.25%	7.71%	12/04/31	$3,000,000	3,024,945
Tivity Health, Inc., AMD2, First Lien Term Loan(d)	United States	3M SOFR + 5.00%	9.36%	06/28/29	7,331,906	7,368,566
Zest Acquisition Corp., First Lien Term Loan(e)	United States	3M SOFR + 5.25%	9.84%	02/08/28	4,098,048	4,149,274
Zeus Company Delayed Draw, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.50%	9.83%	02/28/31	245,614	248,070

See Notes to Consolidated Financial Statements.

22	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTHCARE & PHARMACEUTICALS (continued)
Zeus Company, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	9.83%	02/28/31	$3,753,070	$3,790,601

						140,573,507
HIGH TECH INDUSTRIES (15.95%)(c)
Access Group, First Lien Delayed Draw Term Loan(d)(h)	United Kingdom	3M SONIA + 5.25%	9.96%	06/28/29	£2,057,000	2,530,080
Access Group, First Lien Term Loan(d)(h)	United Kingdom	3M SONIA + 5.25%	9.96%	06/28/29	3,943,000	4,849,832
Anaplan Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.25%	9.58%	06/21/29	$9,417,548	9,394,004
Artifact Bidco, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 4.50%	8.83%	07/28/31	6,339,902	6,339,902
Auctane, Inc., First Lien Term Loan(d)	United States	3M SOFR + 5.75%	10.94%	10/05/28	9,773,869	9,773,869
Avalara Inc., First Lien Term Loan(d)	United States	3M SOFR + 6.25%	10.58%	10/19/28	18,181,818	18,181,818
Azurite Intermediate Holdings, Inc., Delayed Draw, First Lien Term Loan (2.50% PIK)(d)(h)	United States	3M SOFR + 6.50%	10.86%	03/19/31	3,750,000	3,740,625
Azurite Intermediate Holdings, Inc., First Lien Term Loan (2.50% PIK)(d)(h)	United States	3M SOFR + 6.50%	10.86%	03/19/31	1,650,000	1,645,875
Barossa Unitranche, Delayed Draw, First Lien Term Loan(d)(f)	France	3M EURIBOR + 6.50%	9.18%	04/25/31	€1,368,000	1,395,788
Barossa Unitranche, First Lien Term Loan(d)	France	3M EURIBOR + 6.50%	9.18%	04/25/31	4,662,000	4,756,699
Certinia Inc., First Lien Term Loan(d)	United States	3M SOFR + 5.25%	9.74%	08/04/30	$6,529,412	6,464,118
Clover/Cohesity, First Lien Term Loan(e)	United States	1M SOFR + 4.00%	8.43%	11/01/31	5,000,000	5,062,500
Coupa Holdings LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	10.09%	02/27/30	6,016,494	6,016,494
Crewline Buyer, Inc., First Lien Term Loan(d)	United States	3M SOFR + 6.75%	11.11%	11/08/30	7,528,302	7,528,302
Databricks, Inc., First Lien Term Loan	United States	1M SOFR + 4.50%	8.83%	04/04/29	7,368,996	7,387,418
DCert Buyer, Inc., First Lien Initial Term Loan(e)	United States	3M SOFR + 4.00%	8.36%	10/16/26	3,278,265	3,157,642
Everbridge Holdings, LLC., Delayed Draw, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	9.31%	07/02/31	580,741	583,644
Everbridge Holdings, LLC., First Lien Term Loan(d)	United States	3M SOFR + 5.00%	9.31%	07/02/31	5,925,926	5,955,556
Falcon AMD2, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.75%	9.08%	09/30/30	1,995,000	1,975,050
Falcon, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.75%	9.08%	09/30/30	9,807,764	9,709,686
Flexera Software LLC, First Lien Term Loan(e)	United States	1M SOFR + 3.00%	7.35%	03/03/28	5,346,884	5,389,499
Homecare Software Solutions LLC, First Lien Term Loan, (2.93% PIK)(d)(h)	United States	3M SOFR + 5.25%	9.93%	06/14/31	10,051,318	9,950,805
Inovalon, First Lien Term Loan (2.75% PIK)(d)(h)	United States	3M SOFR + 3.50%	11.13%	11/24/28	10,624,788	10,013,863
Inovalon, Second Lien Term Loan (15.35% PIK)(d)(h)	United States	3M SOFR + 10.50%	15.35%	11/25/33	140,389	120,735
MetaTiedot Midco S.à r.l. EUR,First Lien Term Loan(d)	Luxembourg	3M EURIBOR + 5.50%	8.49%	11/27/31	€3,522,300	3,593,848

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	23

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HIGH TECH INDUSTRIES (continued)
MetaTiedot Midco S.à r.l. EUR, Revolver, First Lien Term Loan(d)(f)	Luxembourg	3M EURIBOR + 5.50%	6.25%	11/27/30	€108,378	$110,580
MetaTiedot Midco S.à r.l., Delayed Draw, First Lien Term Loan(d)(f)(k)	Luxembourg	3M EURIBOR + 5.50%	8.49%	11/27/31	28,521	29,100
MetaTiedot Midco S.à r.l., First Lien Term Loan(d)	Luxembourg	3M SOFR + 5.50%	10.02%	11/27/31	$2,637,753	2,598,187
Project Ruby Ultimate Parent Corp., First Lien Term Loan(e)	United States	1M SOFR + 3.00%	7.72%	03/10/28	7,960,000	8,007,243
Runway Bidco, LLC, First Lien Term Loan(d)(e)(h)	United States	3M SOFR + 5.00%	9.33%	12/17/31	10,927,596	10,818,320
Zendesk, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.33%	11/22/28	15,130,729	15,092,902

						182,173,984
HOTEL, GAMING & LEISURE (1.99%)(c)
Bally’s Corp., First Lien Term Loan(e)	United States	3M SOFR + 3.25%	8.14%	10/02/28	496,164	470,490
CircusTrix LLC, Delayed Draw, First Lien Term Loan(d)(f)	United States	3M SOFR + 6.50%	10.82%	07/18/28	427,957	427,957
CircusTrix LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.50%	10.86%	07/18/28	4,141,129	4,141,129
CircusTrix LLC, Revolver, First Lien Term Loan(d)	United States	3M SOFR + 6.50%	10.86%	07/18/28	268,817	268,817
JOA, First Lien Term Loan(d)	Luxembourg	3M EURIBOR + 6.00%	8.89%	04/19/31	€5,000,000	5,140,410
Legends Hospitality, First Lien Term Loan (2.75% PIK)(d)(e)(h)	United States	3M SOFR + 5.00%	10.02%	08/22/31	$5,135,842	5,084,483
Legends Hospitality, Revolver, First Lien Term Loan (2.50% PIK)(d)(f)	United States	3M SOFR + 5.00%	5.33%	08/22/30	60,000	59,400
Peloton Interactive, Inc., First Lien Term Loan	United States	1M SOFR + 6.00%	10.36%	05/30/29	6,965,000	7,142,015

						22,734,701
MEDIA: ADVERTISING, PRINTING & PUBLISHING (2.64%)(c)(e)
ABG Intermediate Holdings 2 LLC, First Lien Term Loan	United States	1M SOFR + 2.25%	6.59%	12/21/28	9,921,175	9,972,318
Clear Channel International B.V., First Lien Term Loan(d)	United Kingdom	1M SOFR + 2.25%	7.50%	08/05/27	6,000,000	5,985,000
McGraw-Hill Education, Inc., First Lien Term Loan	United States	1M SOFR + 4.00%	8.33%	08/06/31	4,377,618	4,432,798
R.R. Donnelley & Sons Company, First Lien Term Loan(d)	United States	1M SOFR + 4.75%	9.11%	08/08/29	9,975,000	9,775,500

						30,165,616
MEDIA: BROADCASTING & SUBSCRIPTION (1.33%)(c)
Altice USA, Revolver, First Lien Term Loan(d)(f)	United States	1M SOFR + 2.25%	6.75%	07/13/27	2,453,018	2,256,776
CSC Holdings LLC, First Lien Term Loan	United States	3M SOFR + 4.50%	8.81%	01/18/28	12,326,313	12,117,444
CSC Holdings LLC, First Lien Term Loan	United States	3M SOFR + 2.50%	7.17%	04/15/27	937,122	866,838

						15,241,058
RETAIL (1.91%)
ASDA EUR, First Lien Term Loan(c)	United Kingdom	3M EURIBOR + 4.00%	7.09%	05/14/31	€3,000,000	3,043,676
ASDA, First Lien Term Loan(c)(d)	United Kingdom	3M SONIA + 5.75%	10.79%	10/22/29	£12,000,000	15,022,722

See Notes to Consolidated Financial Statements.

24	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
RETAIL (continued)
EG Group Ltd., First Lien Term Loan(c)	United Kingdom	3M EURIBOR + 4.50%	7.18%	02/07/28	€3,607,595	$3,749,785
Mahwah Bergen Retail Group, Inc., First Lien Tranche B Term Loan(i)(k)	United States			08/21/22	$1,435,368	4,493

						21,820,676
SERVICES: BUSINESS (10.86%)
AMCP Clean Acquisition Co. LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 4.75%	9.08%	06/15/28	4,962,500	4,981,109
AMCP Clean Acquisition Co. LLC, First Lien Term Loan(c)(f)	United States	3M SOFR + 4.75%	9.08%	06/15/28	160,000	160,600
AVI-SPL, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.44%	06/06/31	11,394,231	11,231,293
AVSC Holding Corp., First Lien Term Loan(c)(d)(e)(h)	United States	3M SOFR + 5.00%	9.36%	12/05/31	13,550,169	13,279,166
BDO USA, Term Loan, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.33%	08/31/28	19,425,672	19,425,672
Coding Solutions Acquisition Inc., Revolver, First Lien Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	9.32%	08/07/31	333,969	328,960
Coding Solutions Acquisition Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.25%	08/07/31	4,007,634	3,947,519
Coretrust Purchasing Group LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.25%	9.61%	10/01/29	6,268,421	6,205,737
Deerfield Dakota Holding LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 3.75%	8.08%	04/09/27	289,076	283,385
EAB Global, Inc., First Lien Term Loan(c)(e)	United States	3M SOFR + 3.25%	7.61%	08/16/28	6,035,982	6,066,916
eResearchTechnology, Inc., First Lien Term Loan(c)(e)	United States	3M SOFR + 4.00%	8.36%	02/04/27	6,248,922	6,295,289
Heritage Environmental Services, Inc., First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.64%	01/31/31	1,234,973	1,228,798
Heritage Environmental, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.25%	9.84%	01/31/31	4,373,626	4,406,429
Ichnaea, First Lien Term Loan B(c)(d)	United Kingdom	3M SONIA + 6.00%	10.76%	10/05/29	£5,000,000	6,259,468
Polaris Newco LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 4.00%	8.85%	06/02/28	$6,583,417	6,603,596
Project Harrier, First Lien Term Loan (6.25% PIK)(d)(g)(h)	United Kingdom		12.50%	11/21/29	£5,321,695	6,495,640
QBS Parent, Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 4.75%	9.27%	11/07/31	$6,331,461	6,299,803
Valor, Inc., EUR, First Lien Term Loan (1.73% PIK)(c)(d)(h)	United Kingdom	6M EURIBOR + 5.15%	7.83%	07/11/29	€1,410,281	1,449,885
Valor, Inc., First Lien Delayed Draw Term Loan(c)(d)(f)(h)	United Kingdom	6M EURIBOR + 6.25%	9.86%	07/11/29	435,830	448,069
Valor, Inc., First Lien Delayed Draw Term Loan(c)(d)(h)	United Kingdom	6M EURIBOR + 5.75%	9.86%	07/11/29	1,750,000	1,799,143
Valor, Inc., GBP, First Lien Term Loan(c)(d)(h)	United Kingdom	3M SONIA + 5.15%	9.86%	07/11/29	£2,295,636	2,852,337
Vensure Employer Services, Inc., Delayed Draw, First Lien Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	9.51%	09/27/31	$393,513	389,578
Vensure Employer Services, Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.33%	09/27/31	6,230,958	6,168,649
Victors Purchase, LLC, Revolver, First Lien Term Loan(c)(d)(f)(h)	United States	3M SOFR + 5.50%	8.26%	08/15/31	148,522	148,522

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	25

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SERVICES: BUSINESS (continued)
Victors Purchaser, LLC, First Lien Term Loan(c)(d)(h)	United States	3M SOFR + 4.75%	9.08%	08/15/31	$7,277,233	$7,277,233

						124,032,796
SERVICES: CONSUMER (1.07%)(c)
Delivery Hero, First Lien Term Loan	United States	1M SOFR + 5.00%	9.52%	12/12/29	4,986,962	5,022,295
Project Aurelia, First Lien Term Loan(d)(h)	Netherlands	6M EURIBOR + 5.75%	8.93%	05/29/31	€4,000,000	4,101,969
WH BorrowerCo, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.50%	08/01/30	$2,869,674	2,826,629
WH BorrowerCo, LLC., Revolver, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	9.38%	08/01/30	244,555	240,887

						12,191,780
STRUCTURED FINANCE (1.17%)(c)(d)(h)
WP Singular, First Lien Term Loan (6.73% PIK)	United Kingdom	3M EURIBOR + 3.85%	6.73%	06/09/25	€12,976,227	13,407,832

TELECOMMUNICATIONS (2.35%)(c)
CommScope, First Lien Term Loan	United States	3M SOFR + 5.50%	9.88%	12/17/29	$15,992,242	16,222,210
Radiate Holdco LLC, First Lien Facility B3 Term Loan	United States	3M SOFR + 3.25%	7.72%	09/25/26	12,055,616	10,575,307

						26,797,517
TRANSPORTATION: CARGO (0.79%)(c)(d)
Channelside, First Lien Term Loan(e)	United States	3M SOFR + 4.75%	9.34%	06/30/28	3,542,317	3,533,461
Geotechnical Merger Sub, Inc., First Lien Term Loan	United States	3M SOFR + 4.75%	9.41%	10/15/31	5,300,613	5,247,607
Geotechnical Merger Sub, Inc., Revolver, First Lien Term Loan(f)	United States	3M SOFR + 4.75%	9.27%	10/15/31	245,399	242,945

						9,024,013
UTILITIES: ELECTRIC (0.56%)(c)(d)
BGIF IV Fearless, First Lien Term Loan	United States	3M SOFR + 5.00%	9.30%	06/09/31	6,493,160	6,428,229

UTILITIES: OIL & GAS (1.23%)(c)(d)
Venture Global, Contingency Reserve, Delayed Draw, First Lien Term Loan(f)	United States	3M SOFR + 1.98%	6.34%	05/25/29	1,304,434	1,252,257
Venture Global, Delayed Draw, First Lien Term Loan	United States	1M SOFR + 1.98%	6.33%	05/25/29	13,332,337	12,799,043

						14,051,300
WHOLESALE (0.81%)(c)
LBM Acquisition LLC, First Lien Term Loan	United States	3M SOFR + 3.75%	8.21%	12/17/27	1,024,338	1,028,178
WC ORS Buyer, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.33%	08/07/31	7,938,700	7,819,620
WC ORS Buyer, Inc., Revolver, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	9.43%	08/07/31	394,140	388,228

						9,236,026
TOTAL BANK LOANS (Cost 996,637,867)						997,990,935

See Notes to Consolidated Financial Statements.

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Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CORPORATE BONDS (11.30%)

BANKING, FINANCE, INSURANCE & REAL ESTATE (1.38%)
Encore Capital Group, Inc.(g)(l)	United States		4.25%	06/01/28	£672,000	$795,178
Kane Bidco, Ltd.(c)(d)(l)	United Kingdom	3M SONIA + 6.25%	10.99%	02/15/28	10,000,000	12,644,124
Kane Bidco, Ltd., Series REGs(g)	United Kingdom		5.00%	02/15/27	€1,000,000	1,038,893
Kane Bidco, Ltd., Series REGs(g)	United Kingdom		6.50%	02/15/27	£1,000,000	1,256,025

						15,734,220
BEVERAGE, FOOD & TOBACCO (0.51%)(g)(l)
Market Bidco Finco PLC	United Kingdom		5.50%	11/04/27	4,870,000	5,831,785

CONSTRUCTION & BUILDING (1.64%)(g)(l)
K Hovnanian Enterprises, Inc.	United States		8.00%	09/30/28	$10,000,000	10,164,699
K Hovnanian Enterprises, Inc.	United States		11.75%	09/30/29	7,875,000	8,604,914

						18,769,613
CONSUMER GOODS: NON-DURABLE (1.06%)(c)(d)(h)
Gruppo Florence Series A	Italy	3M EURIBOR + 6.75%	9.33%	10/17/30	€4,820,870	4,856,375
Gruppo Florence Series B	Italy	3M EURIBOR + 6.75%	9.33%	10/17/30	7,179,130	7,232,004

						12,088,379
ENERGY: OIL & GAS (0.00%)(i)(k)
Alta Mesa Holdings LP /Alta Mesa Finance Services Corp.	United States			12/15/24	$968,000	1,258

HEALTHCARE & PHARMACEUTICALS (0.10%)(g)(l)
Bausch Health Companies, Inc.	United States		5.50%	11/01/25	1,237,000	1,206,075

HIGH TECH INDUSTRIES (1.23%)(d)(g)(h)(l)
Wolfspeed, Inc. (2.00% PIK)	United States		11.88%	06/23/30	14,000,000	14,000,000

MEDIA: BROADCASTING & SUBSCRIPTION (0.14%)(g)(l)
CSC Holdings LLC	United States		4.63%	12/01/30	2,125,000	1,109,978
CSC Holdings LLC	United States		5.75%	01/15/30	862,000	490,801

						1,600,779
RETAIL (1.65%)
eG Global Finance PLC (3.75% PIK)(c)(d)(h)(l)	United Kingdom	3M SOFR + 7.50%	11.82%	11/30/28	11,488,868	12,034,590
eG Global Finance PLC, Series REGs(g)	United Kingdom		11.00%	11/30/28	€984,000	1,147,097
Guitar Center, Inc.(d)(g)(l)	United States		8.50%	01/15/26	$7,765,000	5,668,450

						18,850,137
SERVICES: BUSINESS (0.96%)(d)(m)
Xerox Corporation	United States		0.00%	01/30/26	12,000,000	10,950,000

TELECOMMUNICATIONS (1.84%)(g)
CommScope LLC(l)	United States		9.50%	12/15/31	6,008,000	6,235,463
EchoStar Corp.(3.88% PIK)(h)(o)	United States		3.88%	11/30/30	1,156,301	1,222,583
EchoStar Corp. (6.75% PIK)(h)	United States		6.75%	11/30/30	6,953,365	6,310,179
EchoStar Corp.	United States		10.75%	11/30/29	6,701,244	7,214,425

						20,982,650
UTILITIES: ELECTRIC (0.79%)(c)
Edison International	United States	5Y US T + 3.86%	8.13%	06/15/53	8,711,000	9,005,152

TOTAL CORPORATE BONDS (Cost $127,182,334)						129,020,048

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	27

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

Description	Country	Index and Spread	Rate	Maturity Date	Shares	Value
ASSET-BACKED SECURITIES (5.35%)(l)
STRUCTURED FINANCE (5.35%)
Carvana Auto Receivables Trust 2024-N2, Class EX1	United States			06/10/31	8,259	$22,370,035
Central Plains LLC, 2024-1 A(c)(d)	United States	1M SOFR + 3.75%	8.60%	10/30/31	13,500,000	13,500,000
LOFT 2024-1, Class A(c)(d)	Germany	SOFR 90A + 3.75%	9.12%	05/21/34	3,330,000	3,330,000
LOFT 2024-1, Class B(c)(d)	Germany	SOFR 90A + 10.50%	15.87%	05/21/34	11,670,000	11,670,000
PNMAC GMSR Issuer Trust, Class A(c)	United States	1M SOFR + 3.20%	7.54%	03/25/29	10,000,000	10,159,593

						61,029,628

TOTAL ASSET-BACKED SECURITIES (Cost $60,501,029)						61,029,628

Description					Principal Amount	Value (Note 2)(a)
COLLATERALIZED LOAN OBLIGATIONS(0.75%)(l)
DEBT (0.27%)(g)
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		6.84%	07/27/39	$350,000	298,767
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		6.92%	07/27/39	2,300,000	1,972,089
Anchorage Credit Funding 14, Ltd., Series 2021-14A	Cayman Islands		7.45%	01/21/40	850,000	753,338

						3,024,194
EQUITY (0.48%)(d)(n)
NSLT 2021-A R	United States			04/20/62	10,080	2,545,582
NSLT 2021-BA R	United States			04/20/62	10,080	1,252,629
NSLT 2021-CA R	United States			04/20/62	10,080	937,458
NSLT 2021-DA R	United States			04/20/62	10,080	798,053

						5,533,722

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $9,214,857)						8,557,916

COMMERCIAL REAL ESTATE LOANS (2.58%)(c)(l)
AREIT 2023-CRE8 LLC, Class C, Series 2023-CRE8	Bermuda	1M SOFR + 4.02%	8.40%	08/17/41	7,000,000	6,981,364
MF1 2022-B1 LLC, Class A, Series 2022-B1	United States	1M SOFR + 2.02%	6.42%	11/17/37	8,000,000	8,039,805
MF1 2022-B1 LLC, Class B, Series 2022-B1	United States	1M SOFR + 2.70%	7.10%	11/17/37	100,000	99,913
MF1 2022-B1 LLC, Class C, Series 2022-B1	United States	1M SOFR + 3.25%	7.65%	11/17/37	1,034,000	1,027,243
MF1 2022-B1 LLC, Class D, Series 2022-B1	United States	1M SOFR + 4.00%	8.40%	11/17/37	142,000	138,974
MF1 2022-B1 LLC, Class E, Series 2022-B1	United States	1M SOFR + 4.75%	9.15%	11/17/37	724,000	699,286
PFP 2023-10, Ltd., Class C, Series 2023-10	Bermuda	1M SOFR + 4.12%	8.51%	09/16/38	2,500,000	2,495,791
VMC Finance 2023-PV1 LLC, Class A, Series 2023-PV1	United States	1M SOFR + 2.77%	7.13%	01/19/40	6,850,000	6,888,316
VMC Finance 2023-PV1 LLC, Class AS, Series 2023-PV1	United States	1M SOFR + 3.18%	7.54%	01/19/40	1,050,000	1,047,338
VMC Finance 2023-PV1 LLC, Class B, Series 2023-PV1	United States	1M SOFR + 3.58%	7.95%	01/19/40	800,000	797,943

See Notes to Consolidated Financial Statements.

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Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COMMERCIAL REAL ESTATE LOANS (continued)
VMC Finance 2023-PV1 LLC, Class C, Series 2023-PV1	United States	1M SOFR + 4.63%	8.99%	01/19/40	$800,000	$797,920
VMC Finance 2023-PV1 LLC, Class D, Series 2023-PV1	United States	1M SOFR + 6.78%	11.14%	01/19/40	500,000	498,756

						29,512,649

TOTAL COMMERCIAL REAL ESTATE LOANS (Cost $29,297,202)						29,512,649

					Shares	Value
COMMON STOCKS (0.34%)(j)

MEDIA: BROADCASTING & SUBSCRIPTION (0.30%)
Altice USA, Inc., Class A	United States				1,423,397	3,430,387

TELECOMMUNICATIONS (0.04%)(o)
EchoStar Corporation Pipe Class A	United States				17,949	411,032

TOTAL COMMON STOCKS (Cost $3,343,234)						3,841,419

					Shares	Value

EQUITY INTEREST (0.00%)(d)(j)(k)(o)
ENERGY: OIL & GAS (0.00%)
Bruin Blocker LLC	United States				27,864	–

TOTAL EQUITY INTEREST (Cost $0)						–

Description					Principal Amount	Value (Note 2)(a)
PARTNERSHIP INTEREST (0.01%)(d)(j)(o)

BANKING, FINANCE, INSURANCE & REAL ESTATE (0.01%)
Tailwind Fire Flow Investor LP Interest	United States				$100	$101,068

WHOLESALE (0.00%)(k)
WC ORS Holdings Units LP	United States				9,557	9,844

TOTAL PARTNERSHIP INTEREST (Cost $110,625)						110,912
PREFERRED STOCKS (0.00%)(d)(j)(k)(o)
BANKING, FINANCE, INSURANCE & REAL ESTATE (0.00%)
HIG Intermediate, Inc., Series A					50,000	49,250

TOTAL PREFERRED STOCKS (Cost $49,250)						49,250

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	29

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

Description	Country	Index and Spread	Rate	7-Day Yield	Shares	Value (Note 2)(a)
SHORT TERM INVESTMENT (6.19%)
Goldman Sachs Financial Square Government Fund				4.42%	70,726,767	$70,726,767

TOTAL SHORT TERM INVESTMENT (Cost $70,726,767)						70,726,767

TOTAL INVESTMENTS (113.92%) (Cost 1,297,063,165 )						1,300,839,525
Liabilities in Excess of Other Assets (-13.92%)						(158,948,861)
NET ASSETS (100.00%)						$1,141,890,664

Reference Rates:

3M EURIBOR - 3 Month EURIBOR as of December 31, 2024 was 2.71%

6M EURIBOR - 6 Month EURIBOR as of December 31, 2024 was 2.57%

1M SOFR - 1 Month US SOFR as of December 31, 2024 was 4.33%

3M SOFR - 3 Month US SOFR as of December 31, 2024 was 4.31%

SOFR 90A - SOFR 90 day average as of December 31, 2024 was 4.69%

6M SOFR - 6 Month US SOFR as of December 31, 2024 was 4.25%

3M SONIA - 3 Month SONIA as of December 31, 2024 was 4.83%

5Y US T - 5 Year US Treasury rate as of December 31, 2024 was 4.38%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)

“Bank Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2024. Senior Loans are generally not registered under the Securities Act of 1933, as amended (the “Securities Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(c)

Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2024 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(d)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 2).
(e)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A.
(f)

A portion of this security was not funded as of December 31, 2024. The Consolidated Schedule of Investments records only the funded portion of each position. As of December 31, 2024, the Fund has unfunded delayed draw loans in the amount of $139,373,457. Fair value of these unfunded delayed draws was $138,911,766. Additional information is provided in Note 4 General Commitments and Contingencies.

(g)	Fixed rate security.
(h)	Paid in kind security which may pay interest in additional par.
(i)	See Note 2 regarding defaulted securities.
(j)	Non-income producing security.
(k)	Less than 0.005%.
(l)

Securities exempt from registration under Rule 144A of the Securities Act and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2024, the aggregate market value of such securities was $181,328,266, representing 15.88% of net assets.

(m)	Zero Coupon Securities.
(n)

CLO subordinated notes, income notes, and Class M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

See Notes to Consolidated Financial Statements.

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Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

(o)	Securities may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2024, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value December 31, 2024	Value as Percentage of Net Assets Applicable to Common Stockholders December 31, 2024
Bruin Blocker LLC	08/31/2020	$–	$–	–%
EchoStar Corporation Pipe Class A	11/12/2024	503,290	411,032	0.04
HIG Intermediate, Inc., Series A	12/10/2024	49,250	49,250	–
Tailwind Fire Flow Investor LP Interest	06/28/2024	101,068	101,068	0.01
WC ORS Holdings Units LP	08/09/2024	9,557	9,844	–

Total		$663,165	$571,194	0.05%

Common Abbreviations:

B.V. - Besloten Vennootshap

CLO - Collateralized Loan Obligation

Co. - Company

EURIBOR - Euro Interbank Offered Rate

LLC - Limited Liability Company

Ltd - Limited Company

PIK - Payment in Kind

PLC - Public Limited Company

SARL - Société A Responsabilité Limitée

SONIA - Sterling Overnight Index Average

SOFR - Secured Overnight Financing Rate

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Receiving Currency	Receiving Value	Delivering Currency	Delivering Value	Unrealized Appreciation/ (Depreciation)
Bank of New York Mellon	03/19/25	USD	177,844	CAD	175,800	$2,044
Bank of New York Mellon	03/19/25	USD	110,655,157	EUR	109,195,566	1,459,591
Bank of New York Mellon	03/19/25	USD	108,635,465	GBP	107,548,422	1,087,043
MIZUHO	03/19/25	USD	52,711	EUR	51,964	747
MIZUHO	03/19/25	USD	1,511,246	GBP	1,492,667	18,579

						$2,568,004

Bank of New York Mellon	03/19/25	EUR	821,027	USD	832,623	$(11,596)
Bank of New York Mellon	03/19/25	GBP	1,151,094	USD	1,172,288	(21,194)

						$(32,790)

TOTAL RETURN SWAP CONTRACTS

Counterparty	Pay/Receive Floating Rate	Reference Entity/ Obligations	Currency	Pay Notional	Floating Rate Index	Spread (bps)	Termination Date	Receive Notional	Unrealized Appreciation
Nomura Global Financial Products, Inc.	Receive	Altice USA, Inc.	USD	$(609,018)	FEDL01	0.65	7/12/2027	$814,505	$205,487
Nomura Global Financial Products, Inc.	Pay	Echostar Corp TRS	USD	(423,810)	OBFR01	(0.35)	10/17/2025	426,309	2,499

									$207,986

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	31

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2024

CROSS CURRENCY SWAP SUMMARY

Counterparty	Pay/Receive Floating Rate	Receive Notional	Currency	Pay Notional	Currency	Floating Rate	Fixed Rate	Maturity Date	Unrealized Appreciation
Nomura Global Financial Products, Inc.	Receive	8,195,598	USD	32,823,863,498	COP	SOFRRATE	17.66%	06/30/2028	$664,625

INTEREST RATE OPTION SUMMARY

Counterparty	Option Type	Reference Obligation	Strike	Expiration Date	Notional	Cost	Fair Value	Unrealized (Depreciation)
Nomura Global Financial Products, Inc.	Interest Rate	SOFRATE Index	4%	4/17/26	$548,000,000	$2,548,200	$1,632,363	$(915,837)

INTEREST RATE SWAP SUMMARY

Counterparty	Fund Receives	Fund Pays	Maturity Date	Notional	Unrealized (Depreciation)
Morgan Stanley	3.9455%	1 Day SOFR	4/9/29	$150,000,000	$(628,698)

See Notes to Consolidated Financial Statements.

32	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities
December 31, 2024

ASSETS
Investments, at fair value (Cost $1,226,336,398)	$1,230,112,758
Short term investments (Cost $70,726,767)	70,726,767
Cash	15,219,600
Foreign currency, at value (Cost $2,254,966)	2,260,700
Cash collateral for derivatives	18,888,559
Receivable for investments sold	14,313,615
Receivable for shares sold	12,145,980
Interest receivable	7,685,082
Unrealized appreciation on forward foreign currency contracts (Note 3)	2,568,004
Interest rate options, at fair value (Note 3)(Cost $2,548,200)	1,632,363
Unamortized debt issuance costs	990,721
Unrealized appreciation on unfunded commitments (Note 4)	680,201
Unrealized appreciation on cross currency swap contracts (Note 3)	664,625
Prepaid expenses and other assets	232,606
Unrealized appreciation on total return swap contracts (Note 3)	207,986
Total Assets	1,378,329,567
LIABILITIES
Payable for lines of credit (Note 8)	168,000,000
Payable for investments purchased	40,005,128
Payable for distributions to shareholders	23,335,006
Payable to broker on interest rate swaps	1,152,306
Unrealized depreciation on unfunded commitments (Note 4)	1,141,892
Payable for investment advisory fees (Note 5)	1,026,150
Unrealized depreciation on interest rate swaps (Note 3)	628,698
Payable for lines of credit interest expense (Note 8)	519,207
Payable for audit and tax fees	105,999
Payable for custody fees	105,424
Payable for administration fees (Note 5)	89,546
Payable for distribution fees (Note 5)	64,873
Payable for printing fees	59,034
Payable for transfer agency fees (Note 5)	49,490
Payable for shareholder servicing fees (Note 5)	40,186
Payable for legal fees	35,072
Unrealized depreciation on forward foreign currency contracts (Note 3)	32,790
Payable for credit facility unfunded commitment fee (Note 8)	28,217
Payable to broker on total return swaps	10,649
Payable for administrative service fees	6,342
Accrued expenses and other liabilities	2,894
Total Liabilities	236,438,903
Commitments and contingencies (Note 4)
NET ASSETS	$1,141,890,664
NET ASSETS CONSIST OF
Paid-in capital	$1,189,749,778
Total accumulated deficit	(47,859,114)
NET ASSETS	$1,141,890,664

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	33

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities
December 31, 2024

PRICING OF SHARES
Class A:
Net asset value	$22.21
Net assets	$75,602,333
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,404,707
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$23.56
Class C:
Net asset value and maximum offering price	$22.20
Net assets	$96,631,445
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,352,906
Class I:
Net asset value and maximum offering price	$22.20
Net assets	$938,626,662
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	42,282,378
Class M:
Net asset value and maximum offering price	$22.20
Net assets	$10,402
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	469
Class L:
Net asset value	$22.19
Net assets	$19,226,127
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	866,289
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$23.18
Class F:
Net asset value and maximum offering price	$22.20
Net assets	$11,793,695
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	531,159

See Notes to Consolidated Financial Statements.

34	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Operations

For the Year Ended December 31, 2024
INVESTMENT INCOME
Interest income	$117,223,075
Dividend Income (Note 2)	3,164,915
Total Investment Income	120,387,990

EXPENSES
Investment advisory fees (Note 5)	14,397,207
Administration fees (Note 5)	813,018
Transfer agency fees (Note 5)	559,774
Shareholder servicing fees (Note 5)
Class A	191,381
Class C	244,316
Class L	41,585
Distribution fees (Note 5)
Class C	732,948
Class L	41,785
Lines of credit interest expense (Note 8)	11,486,148
Legal fees	1,548,895
Credit facility unfunded commitment fee (Note 8)	1,299,464
Amortization of debt issuance costs (Note 8)	826,381
Administrative service fees (Note 5)	656,149
Reports to shareholders and printing fees	474,806
Audit and tax fees	369,724
Insurance fees	188,481
Trustees’ fees (Note 5)	182,288
State registration fees	123,262
Custody fees	81,395
Compliance fees (Note 5)	45,525
Credit facility fees (Note 8)	25,385
Income tax expense	12,695
Other expenses	424,200
Total Expenses	34,766,812
Fees waived/expenses reimbursed by Adviser (Note 4)	(1,772,975)
Net Expenses	$32,993,837

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	35

Apollo Diversified Credit Fund	Consolidated Statement of Operations

For the Year Ended December 31, 2024
Net Investment Income	87,394,153
NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
Net realized gain on investments	10,795,751
Net realized gain on interest rate options	2,000
Net realized loss on cross currency swap contracts	(2,528,088)
Net realized gain on forward foreign currency transactions	4,470,751
Net realized loss on foreign currency translation	(782,550)
Net realized gain	11,957,864
Net change in unrealized depreciation on investments	(2,511,352)
Net change in unrealized depreciation on interest rate options	(915,837)
Net change in unrealized appreciation on total return swap contracts	207,986
Net change in unrealized appreciation on forward foreign currency transactions	5,985,999
Net change in unrealized appreciation on cross currency swaps contracts	1,292,898
Net change in unrealized depreciation on interest rate swap	(628,698)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	833,857
Net change in unrealized appreciation on investments	4,264,853
NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES	16,222,717
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,616,870

See Notes to Consolidated Financial Statements.

36	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
OPERATIONS:
Net investment income	$87,394,153	$59,078,851
Net realized gain/(loss)	11,957,864	(6,841,176)
Net change in unrealized appreciation	4,264,853	38,168,272
Net Increase in Net Assets Resulting from Operations	103,616,870	90,405,947
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(6,836,029)	(6,525,744)
Class C
From distributable earnings	(7,892,461)	(7,230,896)
Class I
From distributable earnings	(68,314,763)	(44,638,370)
Class M
From distributable earnings	(961)	(6,934)
Class L
From distributable earnings	(1,432,340)	(1,213,927)
Class F
From distributable earnings	(1,338,546)	(1,754,580)
Total Distributions to Shareholders	(85,815,100)	(61,370,451)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	11,744,672	22,437,370
Distributions reinvested	2,760,563	2,942,946
Shares redeemed (Note 9)	(20,019,980)	(7,662,356)
Exchanged out	(1,568,857)	(1,129,351)
Class C
Shares sold	20,408,643	26,579,057
Distributions reinvested	4,313,214	3,364,850
Shares redeemed (Note 9)	(17,701,496)	(9,060,979)
Exchanged out	(8,166,354)	(5,805,529)
Class I
Shares sold	422,453,975	284,250,842
Distributions reinvested	29,177,931	20,981,723
Shares redeemed (Note 9)	(132,939,652)	(128,944,583)
Exchanged in	10,036,231	6,988,356
Class M
Shares sold	–	10,000
Shares redeemed (Note 9)	(10,848)	(204,435)
Class L
Shares sold	5,661,561	2,539,617
Distributions reinvested	730,931	655,439
Shares redeemed (Note 9)	(2,168,304)	(959,143)
Exchanged out	(301,020)	(53,476)
Class F
Distributions reinvested	241,077	279,495
Shares redeemed (Note 9)	(1,694,385)	(4,748,211)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	322,957,902	212,461,632
Net increase in net assets	340,759,672	241,497,128

NET ASSETS:
Beginning of year	801,130,992	559,633,864
End of year	$1,141,890,664	$801,130,992

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	37

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	3,727,531	2,953,556
Shares sold	534,260	1,046,670
Distributions reinvested	125,152	136,504
Shares redeemed (Note 9)	(910,920)	(356,451)
Exchanged out	(71,316)	(52,748)
Net increase/(decrease) in shares outstanding	(322,824)	773,975
Ending shares	3,404,707	3,727,531
Class C
Beginning shares	4,404,519	3,702,725
Shares sold	930,790	1,238,585
Distributions reinvested	195,544	156,029
Shares redeemed (Note 9)	(806,281)	(421,742)
Exchanged out	(371,666)	(271,078)
Net increase/(decrease) in shares outstanding	(51,613)	701,794
Ending shares	4,352,906	4,404,519
Class I
Beginning shares	27,349,710	18,823,239
Shares sold	19,197,830	13,228,237
Distributions reinvested	1,321,894	973,116
Shares redeemed (Note 9)	(6,043,665)	(6,001,200)
Exchanged in	456,609	326,318
Net increase in shares outstanding	14,932,668	8,526,471
Ending shares	42,282,378	27,349,710
Class M
Beginning shares	966	9,999
Shares sold	–	469
Shares redeemed (Note 9)	(497)	(9,502)
Net decrease in shares outstanding	(497)	(9,033)
Ending shares	469	966
Class L
Beginning shares	687,610	585,707
Shares sold	257,657	118,603
Distributions reinvested	33,141	30,393
Shares redeemed (Note 9)	(98,492)	(44,601)
Exchanged out	(13,627)	(2,492)
Net increase in shares outstanding	178,679	101,903
Ending shares	866,289	687,610
Class F
Beginning shares	597,492	805,274
Distributions reinvested	10,931	12,969
Shares redeemed (Note 9)	(77,264)	(220,751)
Net decrease in shares outstanding	(66,333)	(207,782)
Ending shares	531,159	597,492

See Notes to Consolidated Financial Statements.

38	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

For the Year Ended December 31, 2024
Operating Activities:
Net increase in net assets resulting from operations	$103,616,870
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(1,630,328,577)
Net Sales of short-term investments	14,220,976
Purchased interest rate options transactions	(2,548,200)
Proceeds from interest rate options transactions	2,000
Proceeds from sale of investments	1,295,612,943
Net proceeds from sale of derivatives	8,800,848
Amortization and accretion of discounts and premiums, net	(5,187,311)
Net realized gain on investments	(10,795,751)
Net realized loss on cross currency swaps transactions	2,528,088
Net realized gain on forward foreign currency transactions	(4,470,751)
Net realized loss on foreign currency translation	782,550
Net realized gain on interest rate options	(2,000)
Net change in unrealized depreciation on investments	2,511,352
Net change in unrealized depreciation on interest rate options	915,837
Net change in unrealized appreciation on total return swap contracts	(207,986)
Net change in unrealized appreciation on forward foreign currency transactions	(5,985,999)
Net change in unrealized appreciation on cross currency swaps	(1,292,898)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	(833,857)
Net change in unrealized depreciation on interest rate swap	628,698
Change in operating assets and liabilities:
Interest receivables	1,475,197
Cash collateral for derivatives	(18,098,559)
Prepaid expenses and other assets	(205,234)
Unrealized appreciation on forward foreign currency contracts	(2,568,004)
Unrealized appreciation on cross currency swap contracts	(664,625)
Unrealized appreciation on unfunded commitments	(680,201)
Unrealized appreciation on total return swap contracts	(207,986)
Payable for investment advisory fees	586,176
Payable for lines of credit interest expense	(3,130,759)
Payable for legal fees	35,072
Payable for custody fees	42,947
Payable for audit and tax fees	54,724
Payable for distribution fees	2,386
Payable for administration fees	9,980
Payable for shareholder servicing fees	638
Payable for credit facility fees	(72,727)
Payable for trustees’ fees	(1,463)
Payable for printing fees	50,200
Accrued expenses and other liabilities	(33,099)
Payable for transfer agency fees	(7,716)
Payable for administrative service fees	6,342
Payable for credit facility unfunded commitment fee	(45,518)
Unrealized depreciation on interest rate swaps	628,698
Unrealized appreciation on forward foreign currency contracts	(3,417,994)
Unrealized depreciation on unfunded commitments	1,141,892
Unrealized depreciation on cross currency swaps	(628,273)
Payable to broker on total return swaps	10,649
Payable to broker on interest rate swaps	1,152,306
Amortization of debt issuance costs	826,381
Net cash used in operating activities	(255,771,738)

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	39

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

For the Year Ended December 31, 2024
Financing Activities:
Cash payments to lines of credit	(7,800,000)
Proceeds from shares sold	462,557,793
Payment of shares redeemed	(174,534,665)
Distributions paid to shareholders	(44,001,003)
Debt issuance costs	(617,468)
Net cash provided by financing activities	235,604,657
Net decrease in cash during the year	(20,167,081)
Effect of foreign exchange rate changes on cash	51,307
Cash and cash equivalents, beginning of year	$37,596,074
Cash and cash equivalents, end of year	$17,480,300

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$37,223,716
Cash paid during the year for interest from bank borrowing:	$14,616,907

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	4,550,565
Foreign currency, at value	33,045,509
Cash collateral for derivatives	790,000
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	15,219,600
Foreign currency, at value	2,260,700
Cash collateral for derivatives	18,888,559

See Notes to Consolidated Financial Statements.

40	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class A	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$21.79	$20.82	$24.53	$24.06	$24.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.97	1.88	1.49	1.53	1.28
Net realized and unrealized gain/(loss)	0.39	1.04	(3.68)	0.47	(0.65)
Total from investment operations	2.36	2.92	(2.19)	2.00	0.63

DISTRIBUTIONS:
From net investment income(b)	(1.94)	(1.95)	(1.52)	(1.53)	(1.46)
Total distributions	(1.94)	(1.95)	(1.52)	(1.53)	(1.46)

Net increase/(decrease) in net asset value	0.42	0.97	(3.71)	0.47	(0.83)
Net asset value, end of year	$22.21	$21.79	$20.82	$24.53	$24.06
TOTAL RETURN(c)	11.20%	14.46%	(8.93)%	8.49%	3.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$75,602	$81,234	$61,500	$72,120	$81,766
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.73%	4.86%	3.75%	3.10%	2.79%
Ratio of expenses to average net assets including fee waivers and reimbursements	3.58%	4.61%	2.32%(d)	1.72%(d)	1.25%(d)
Ratio of net investment income to average net assets	8.96%	8.76%	6.69%	6.26%	5.59%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.40%	2.50%	2.64%	2.76%	2.79%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.25%	2.25%	1.21%(d)	1.38%(d)	1.25%(d)
Portfolio turnover rate	100%	105%	148%	73%	98%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)

Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	41

Apollo Diversified Credit Fund – Class C	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$21.79	$20.82	$24.53	$24.06	$24.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.81	1.72	1.49	1.53	1.28
Net realized and unrealized gain/(loss)	0.38	1.04	(3.68)	0.47	(0.65)
Total from investment operations	2.19	2.76	(2.19)	2.00	0.63

DISTRIBUTIONS:
From net investment income(b)	(1.78)	(1.79)	(1.52)	(1.53)	(1.46)
Total distributions	(1.78)	(1.79)	(1.52)	(1.53)	(1.46)

Net increase/(decrease) in net asset value	0.41	0.97	(3.71)	0.47	(0.83)
Net asset value, end of year	$22.20	$21.79	$20.82	$24.53	$24.06
TOTAL RETURN(c)	10.34%	13.62%	(8.93)%	8.49%	3.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$96,631	$95,968	$77,088	$77,619	$62,889
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.49%	5.61%	4.50%	3.84%	3.54%
Ratio of expenses to average net assets including fee waivers and reimbursements	4.33%	5.36%	2.32%(d)	1.73%(d)	1.25%(d)
Ratio of net investment income to average net assets	8.21%	8.01%	6.71%	6.25%	5.59%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.16%	3.25%	3.39%	3.50%	3.54%
Ratio of expenses to average net assets including fee waivers and reimbursements	3.00%	3.00%	1.21%(d)	1.39%(d)	1.25%(d)
Portfolio turnover rate	100%	105%	148%	73%	98%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)

Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

42	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class I	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$21.79	$20.82	$24.53	$24.06	$24.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	2.03	1.94	1.49	1.52	1.28
Net realized and unrealized gain/(loss)	0.38	1.03	(3.68)	0.49	(0.65)
Total from investment operations	2.41	2.97	(2.19)	2.01	0.63

DISTRIBUTIONS:
From net investment income(b)	(2.00)	(2.00)	(1.52)	(1.54)	(1.46)
Total distributions	(2.00)	(2.00)	(1.52)	(1.54)	(1.46)

Net increase/(decrease) in net asset value	0.41	0.97	(3.71)	0.47	(0.83)
Net asset value, end of year	$22.20	$21.79	$20.82	$24.53	$24.06
TOTAL RETURN(c)	11.44%	14.74%	(8.93)%	8.50%	3.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$938,627	$595,909	$391,881	$442,765	$279,376
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.50%	4.63%	3.50%	2.84%	2.54%
Ratio of expenses to average net assets including fee waivers and reimbursements	3.33%	4.36%	2.32%(d)	1.73%(d)	1.25%(d)
Ratio of net investment income to average net assets	9.22%	9.03%	6.69%	6.24%	5.60%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.17%	2.27%	2.39%	2.50%	2.54%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00%	2.00%	1.21%(d)	1.39%(d)	1.25%(d)
Portfolio turnover rate	100%	105%	148%	73%	98%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)

Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	43

Apollo Diversified Credit Fund – Class M	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period November 2, 2021 (Commencement of Operations) to December 31, 2021
Net asset value, beginning of year	$21.79	$20.82	$24.53	$24.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.89	1.70	1.49	0.23
Net realized and unrealized gain/(loss)	0.37	1.11	(3.68)	–
Total from investment operations	2.26	2.81	(2.19)	0.23

DISTRIBUTIONS:
From net investment income(b)	(1.85)	(1.84)	(1.52)	(0.25)
Total distributions	(1.85)	(1.84)	(1.52)	(0.25)

Net increase/(decrease) in net asset value	0.41	0.97	(3.71)	(0.02)
Net asset value, end of year	$22.20	$21.79	$20.82	$24.53
TOTAL RETURN(c)	10.68%	13.89%	(8.94)%	0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10	$21	$208	$245
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.02%	3.46%	3.98%	3.57%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	4.02%	5.11%	2.32%(e)	1.85%(d)(e)
Ratio of net investment income to average net assets	8.59%	7.96%	6.68%	5.82%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.69%	1.10%	2.87%	3.22%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.69%	2.75%	1.21%(e)	1.50%(d)(e)
Portfolio turnover rate(f)	100%	105%	148%	73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)

Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)

For the period November 2, 2021 to March 31, 2022 the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

44	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class L	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$21.78	$20.81	$24.52	$24.05	$24.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.92	1.82	1.49	1.53	1.28
Net realized and unrealized gain/(loss)	0.38	1.04	(3.68)	0.47	(0.66)
Total from investment operations	2.30	2.86	(2.19)	2.00	0.62

DISTRIBUTIONS:
From net investment income(b)	(1.89)	(1.89)	(1.52)	(1.53)	(1.46)
Total distributions	(1.89)	(1.89)	(1.52)	(1.53)	(1.46)

Net increase/(decrease) in net asset value	0.41	0.97	(3.71)	0.47	(0.84)
Net asset value, end of year	$22.19	$21.78	$20.81	$24.52	$24.05
TOTAL RETURN(c)	10.87%	14.17%	(8.95)%	8.49%	3.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$19,226	$14,978	$12,190	$13,711	$11,606
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.00%	5.09%	3.98%	3.31%	3.05%
Ratio of expenses to average net assets including fee waivers and reimbursements	3.83%	4.86%	2.32%(d)	1.73%(d)	1.25%(d)
Ratio of net investment income to average net assets	8.74%	8.50%	6.69%	6.25%	5.58%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.67%	2.73%	2.87%	2.97%	3.05%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.50%	2.50%	1.21%(d)	1.39%(d)	1.25%(d)
Portfolio turnover rate	100%	105%	148%	73%	98%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)

Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	45

Apollo Diversified Credit Fund – Class F	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$21.79	$20.82	$24.53	$24.07	$24.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	2.43	2.53	1.61	1.53	1.28
Net realized and unrealized gain/(loss)	0.38	1.05	(3.67)	0.46	(0.65)
Total from investment operations	2.81	3.58	(2.06)	1.99	0.63

DISTRIBUTIONS:
From net investment income(b)	(2.40)	(2.61)	(1.65)	(1.53)	(1.46)
Total distributions	(2.40)	(2.61)	(1.65)	(1.53)	(1.46)

Net increase/(decrease) in net asset value	0.41	0.97	(3.71)	0.46	(0.83)
Net asset value, end of year	$22.20	$21.79	$20.82	$24.53	$24.07
TOTAL RETURN(c)	13.41%	17.94%	(8.38)%	8.44%	3.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$11,794	$13,021	$16,767	$21,337	$23,004
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.49%	4.57%	3.50%	2.84%	2.54%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.50%	1.50%	1.76%(d)	1.72%(d)	1.25%(d)
Ratio of net investment income to average net assets	11.05%	11.80%	7.24%	6.27%	5.60%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.49%(e)	4.57%(e)	2.39%	2.50%	2.54%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.50%(e)	1.50%(e)	0.65%(d)	1.38%(d)	1.25%(d)
Portfolio turnover rate	100%	105%	148%	73%	98%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)

Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

(e)	Ratio excludes expense waiver related to interest expense.

See Notes to Consolidated Financial Statements.

46	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

Information about the Fund’s senior securities is shown in the following table:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020(a)
Lines of Credit Total Amount Outstanding (000’s)	$168,000	$175,800	$221,500	$133,945	N/A
Asset Coverage Per $1,000 of Lines of Credit Outstanding(b)	$7,797	$5,557	$3,527	$5,691	N/A

(a)	The Fund did not have a Line of Credit during this period.
(b)

Calculated by subtracting the Fund’s consolidated total liabilities (excluding the indebtedness represented by the Lines of Credit) from the Fund’s total assets and dividing by the total amount outstanding on the Lines of Credit. The Asset Coverage ratio is then multiplied by $1,000 to determine the “Asset Coverage Per $1,000 of Lines of Credit Outstanding.”

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2024	47

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

1. ORGANIZATION

Apollo Diversified Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016, under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017, and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (the “Adviser”). The Fund’s investment sub-adviser is Apollo Credit Management, LLC (the “Sub-Adviser”). Both the Adviser and Sub-Adviser are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”). Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective through a “multi-asset” approach centered around five key strategy pillars: (1) corporate direct lending, (2) asset-backed lending, (3) performing credit, (4) dislocated credit, and (5) structured credit. The corporate direct lending pillar targets large scale corporate originations and sponsor-backed issuers utilizing Apollo’s proprietary sourcing channel, primarily focused on first lien, senior secured and unitranche loans. This may include opportunities within credit secondaries and middle market direct lending. The asset-backed lending pillar is expected to enable agile deployment into origination and propriety sourcing channels across a broad mandate of asset-backed investments, with focus on investments collateralized by tangible assets. The performing credit pillar primarily pursues liquid, performing senior secured corporate credit to generate total return. The dislocated credit pillar seeks to use contingent capital to pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates. The structured credit pillar seeks out high-quality structured credit opportunities of various asset types, vintages, maturities, jurisdictions and capital structure priorities, including debt and equity tranches of collateralized loan obligations (“CLOs”), commercial mortgage-backed securities, residential mortgage-backed securities, consumer and commercial asset-backed securities, whole loans and regulatory capital relief transactions. The Fund will invest, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding (“Managed Assets”) in debt securities, including, but not limited to, credit related investments such as fixed income securities (investment grade debt and high-yield-debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017, and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fund Subsidiaries – During the period, certain investments of the Fund were held through wholly-owned subsidiaries. The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of ADCF Lender, LLC (“ADCF Lender”), ADCF Germantown SPV, LLC (“Germantown SPV”), ADCF Titan SPV, LLC (f/k/a ADCF Certinia

48	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

SPV, LLC) (“Titan SPV”), ADCF Lemon SPV, LLC (“Lemon SPV”), ADCF Aoide SPV, LLC (f/k/a ADCF Apollonia SPV, LLC) (“Aoide SPV”), ADCF Boreas SPV, LLC (“Boreas SPV”), ADCF Hera SPV, LLC (“Hera SPV”), CRDTX SPV I, LLC (“Financing Subsidiary”), and GIACF Alternative Holdings, LLC (“Cayman SPV”) (together, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries. The financial results of the Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund and all investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. All accounts and transactions between the Fund and its Subsidiaries have been eliminated in consolidation.

ADCF Lender is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 28, 2022. The Fund is the managing and sole member of ADCF Lender pursuant to a limited liability company operating agreement.

Germantown SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on May 16, 2023. The Fund is the managing and sole member of Germantown SPV pursuant to a limited liability company operating agreement. Germantown SPV, in accordance with the laws of the State of Delaware, was dissolved on October 9, 2024.

Titan SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 13, 2023. The Fund is the managing and sole member of Titan SPV pursuant to a limited liability company operating agreement. Titan SPV, in accordance with the laws of the State of Delaware, was dissolved on October 9, 2024.

Lemon SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on September 12, 2023. The Fund is the managing and sole member of Lemon SPV pursuant to a limited liability company operating agreement. Lemon SPV, in accordance with the laws of the State of Delaware, was dissolved on October 9, 2024.

Aoide SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on January 29, 2024. The Fund is the managing and sole member of Aoide SPV pursuant to a limited liability company operating agreement. Aoide SPV, in accordance with the laws of the State of Delaware, was dissolved on December 23, 2024.

Boreas SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on February 27, 2024. The Fund is the managing and sole member of Boreas SPV pursuant to a limited liability company operating agreement. Boreas SPV, in accordance with the laws of the State of Delaware, was dissolved on December 5, 2024.

Hera SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 8, 2024. The Fund is the managing and sole member of Hera SPV pursuant to a limited liability company operating agreement. Hera SPV, in accordance with the laws of the State of Delaware, was dissolved on December 23, 2024.

The Financing Subsidiary, a Delaware Limited Liability Company, was formed on November 27, 2018. The Fund and CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of CRDTX SPV I, LLC pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control CRDTX SPV I, LLC. Assets pledged as collateral by CRDTX SPV I, LLC under the secured revolving credit facility with Citibank, N.A. are disclosed in the Consolidated Schedule of Investments.

The Cayman SPV, a Cayman Islands exempted company, was formed on September 18, 2018. The Fund is the managing and sole member of the Cayman SPV pursuant to a limited liability company operating agreement. The Cayman SPV has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman SPV is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman SPV’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries.

Fund Valuation – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Annual Report | December 31, 2024	49

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

Security Valuation – The Fund’s Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency exchange contracts and cross currency swaps are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and cross currency swaps will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2024, maximized the use of observable inputs and minimized the use of unobservable inputs.

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Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2024:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Bank Loans	$–	$253,050,748	$744,940,187	$997,990,935
Asset-Backed Securities	–	32,529,629	28,500,000	61,029,629
Corporate Bonds	–	61,634,505	67,385,543	129,020,048
Collateralized Loan Obligations	–	3,024,194	5,533,722	8,557,916
Commercial Real Estate Loans	–	29,512,649	–	29,512,649
Common Stocks	3,430,387	411,032	–	3,841,419
Partnership Interest	–	–	110,912	110,912
Preferred Stocks	–	–	49,250	49,250
Short Term Investment	70,726,767	–	–	70,726,767
Unfunded Loan Commitments	–	55,372	624,829	680,201
Liabilities:
Unfunded Loan Commitments	–	–	(1,141,892)	(1,141,892)
Total	$74,157,154	$380,218,129	$846,002,551	$1,300,377,834

Other Financial Instruments*
Assets:
Cross Currency Swap Contract	$–	$664,625	$–	$664,625
Forward Foreign Currency Contracts	–	2,568,004	–	2,568,004
Interest Rate Option Contracts (at fair value)	–	1,632,363	–	1,632,363
Total Return Swap Contracts	–	207,986	–	207,986
Liabilities:
Forward Foreign Currency Contracts	–	(32,790)	–	(32,790)
Interest Rate Swap Contracts	–	(628,698)	–	(628,698)
Total	$–	$4,411,490	$–	$4,411,490

*

Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts’ value.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans(a)	Asset- Backed Securities	Corporate Bonds	Convertible Corporate Bonds	Collateralized Loan Obligations	Partnership Interest	Preferred Stocks	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$497,338,232	$–	$84,712,499	$4,667,649	$6,677,435	$–	$–	$437,567	$593,833,382
Accrued discount/ premium	1,177,352	–	300,264	(28,473)	(526,133)	–	–	–	923,011
Return of Capital	–	–	–	–	–	–	–	–	–
Realized Gain/(Loss)	3,693,045	–	17,069	1,097,160	–	–	–	–	4,807,273
Change in Unrealized Appreciation/(Depreciation)	(3,466,174)	–	1,366,170	488,666	(617,580)	287		(954,630)	(3,183,261)
Purchases	578,192,537	28,500,000	1,536,611	–	–	110,625	49,250	–	608,389,023
Sales Proceeds	(331,994,805)	–	(18,395,907)	(6,225,002)	–	–	–	–	(356,615,714)
Transfer into Level 3(b)	–	–	16,618,450	–	–	–	–	–	16,618,450
Transfer out of Level 3(b)	–	–	(18,769,613)	–	–	–	–	–	(18,769,613)
Balance as of December 31, 2024	$744,940,187	$28,500,000	$67,385,543	$–	$5,533,722	$110,912	$49,250	$(517,063)	$846,002,551

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2024	$12,909	$–	$(1,000,524)	$–	$(617,580)	$287	–	$(954,630)	$(2,559,538)

Annual Report | December 31, 2024	51

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

(a)

The bank loan fair value balance as of December 31, 2024 has been updated to remove the market value of the Fund’s unfunded bank loan commitments. In connection with such update, the Fund’s unfunded bank loan commitments are now presented under “Unfunded Loan Commitments” at the respective unrealized appreciation/(depreciation) in the table above.

(b)	Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above.

Asset Class	Fair Value		Valuation Technique(s)	Unobservable Input(s)	Minimum	Maximum	Weighted Average
Bank Loans	$649,485,108		Discounted Cash Flow	Discount Rate	6.64%	17.61%	9.65%
Bank Loans	85,452,180	(a)	Transaction Approach	Recent Transaction(b)	$98.00	$99.50	$98.53
Bank Loans	9,671,553		Independent pricing service and/or Broker Quotes	Vendor and/or Broker Quotes(b)	$92.00	$101.54	$99.31
Bank Loans	331,345		Recovery Analysis	Recoverability %	0.00%	50.00%	50.00%
Asset-Backed Securities	15,000,000		Independent pricing service and/or Broker Quotes	Vendor and/or Broker Quotes(b)	$100.00	$100.00	$100.00
Asset-Backed Securities	13,500,000	(a)	Transaction Approach	Recent Transaction(b)	$100.00	$100.00	$100.00
Collateralized Loan Obligations	5,533,722		Discounted Cash Flow	Discount Rate	12.00%	12.00%	12.00%
Corporate Bond	50,767,093		Discounted Cash Flow	Discount Rate	9.53%	15.86%	11.60%
Corporate Bond	10,950,000	(a)	Transaction Approach	Recent Transaction(b)	$91.25	$91.25	$91.25
Corporate Bond	5,668,450		Market Comparable Technique	Comparable Multiple	6.5x	6.5x	6.5x
Equity Interests	49,250	(a)	Transaction Approach	Recent Transaction(b)	$0.99	$0.99	$0.99
Equity Interests	–		Recovery Analysis	Recoverability %	0.00%	0.00%	0.00%
Partnership Interest	101,068	(a)	Transaction Approach	Recent Transaction(b)	$1,010.68	$1,010.68	$1,010.68
Partnership Interest	9,844		Market Comparable Technique	Comparable Multiple	9.0x	9.0x	9.0x
Unfunded Loan Commitments	64,469		Independent pricing service and/or Broker Quotes	Vendor and/or Broker Quotes(b)	$92.00	$92.00	$92.00
Unfunded Loan Commitments	(212,036)		Discounted Cash Flow	Discount Rate	7.47%	12.40%	9.17%
Unfunded Loan Commitments	(369,496	)(a)	Transaction Approach	Recent Transaction(b)	$98.00	$100.00	$98.63
Total	$846,002,550

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Comparable Multiple	Increase	Decrease
Vendor and/or Broker Quote	Increase	Decrease
Recent Transaction	Increase	Decrease
Recoverability %	Increase	Decrease

(a)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(b)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include broker quotations from pricing services and prior or recent transactions).

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of December 31, 2024. The valuation techniques utilized by the Fund included discounted cash flows analysis, recovery analysis, and the option model. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Fund uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Fund also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks. For certain investments, the Fund used the market comparable technique.

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Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

The significant unobservable input used in this technique is primarily earnings before interest, taxes, depreciation and amortization comparable multiples.

Generally, new investments not valued by an independent pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. Absent a material change to the applicable investment, the Valuation Designee subsequently determines the application of a fair value methodology at the next valuation date.

The carrying value of the Fund’s debt obligation as of December 31, 2024, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy, was $168,000,000.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of

Annual Report | December 31, 2024	53

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the year ended December 31, 2024, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2024, the Fund had $138,911,766 at par value in unfunded loan commitments.

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of December 31, 2024, the aggregate value of those securities was $337,096 representing 0.03% of the Fund’s net assets. The Fund doesn’t accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December of each year. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2024 returns.

3 . DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Sections 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in

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Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on an exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Foreign Currency Derivatives – The Fund engaged in currency transactions with counterparties during the year ended December 31, 2024, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A cross currency swap is an agreement between two parties to exchange cash flows in certain currencies at future dates. The forward foreign currency contracts and cross currency swaps are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract or cross currency swap is terminated, the Fund records a realized gain or loss equal to the difference between the value of the arrangement at the time it was opened and the value of the arrangement at the time it was extinguished.

The Fund enters into total return swap contracts on a long and short basis. These contracts involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount of one or more underlying referenced securities. To the extent the total return of the underlying referenced security exceeds or falls short of the offsetting interest amount, the Fund will receive a payment from or make a payment to the counterparty.

The Fund enters into interest rate swap contracts to increase or decrease its exposure to changes in the level of interest rates. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest at specified intervals based on a notional amount of principal.

As noted in the Consolidated Statement of Assets and Liabilities, the Fund has pledged $18,888,559 as cash collateral in accordance with the terms of the cross currency swap agreement, interest rates swaptions and total return swaps.

Fair values of forward foreign currency contracts, total return swaps, interest rate swaps and cross currency swaps on the Consolidated Statement of Assets and Liabilities as of December 31, 2024, categorized by risk exposure:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Interest Rate Options)	Interest rate options, at fair value	$1,632,363
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	2,568,004
Foreign Exchange Rate Risk (Cross Currency Swaps)	Unrealized appreciation on cross currency swaps	664,625
Market and Credit Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	207,986
Total		$5,072,978

Interest Rate Risk (Interest Rate Swaps)	Unrealized depreciation on interest rate swaps	$(1,152,306)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized depreciation on forward foreign currency contracts	(32,790)
Total		$(1,185,096)

For the year ended December 31, 2024, the average monthly notional value of forward foreign currency contracts, total return swaps, cross currency swaps, interest rate options and interest rate swaps were $183,058,929, $416,769, $77,489, $2,226,550, and $211,277 respectively.

Annual Report | December 31, 2024	55

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

The effect of forward foreign currency contracts and cross currency swaps on the Consolidated Statement of Operations for the year ended December 31, 2024, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives
Interest Rate Risk	Interest Rate Options	Net realized gain on interest rate options	$2,000
Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net realized gain on forward foreign currency contracts	4,470,751
Foreign Exchange Rate Risk	Cross Currency Swaps	Net realized loss on cross currency swaps transactions	(2,528,088)
Total			$1,944,663

Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Interest Rate Risk	Interest Rate Options	Change in unrealized appreciation/(depreciation) on interest rate options	$(915,837)
Interest Rate Risk	Interest Rate Swaps	Change in unrealized appreciation/(depreciation) on interest rate swaps	(628,698)
Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net Change in unrealized appreciation/ (depreciation) on forward foreign currency contracts	5,985,999
Foreign Exchange Rate Risk	Cross Currency Swaps	Net change in unrealized depreciation on cross currency swaps transactions	1,292,898
Market and Credit Risk	Total Return Swap Contracts	Change in unrealized appreciation/(depreciation) on total return swap contracts	207,986
Total			$5,942,348

The Fund has elected not to offset assets and liabilities that may be received or paid as part of collateral arrangements in the accompanying Consolidated Statement of Assets and Liabilities, even when an enforceable master netting arrangement or other agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations. Therefore, all qualifying transactions are presented on a gross basis in the Consolidated Statement of Assets and Liabilities.

The following tables present the offsetting of financial and derivative assets and liabilities as of December 31, 2024:

	Gross Amounts Presented in the accompanying Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Accompanying Consolidated Statement of Assets and Liabilities Collateral Pledged and Received	Net Amount
Assets
Total Return Swaps, at fair value	$207,986	$(207,986)	$–
Cross Currency Swaps, at fair value	664,625	(664,625)	–
Interest Rate Options, at fair value	1,632,363	(1,632,363)	–
Liabilities
Interest Rate Swaps, at fair value	(628,698)	628,698	–
Total	$1,876,276	$(1,876,276)	$–

Amounts in the preceding table have been limited to the liability balance, and accordingly, do not include any excess collateral pledged.

The gross amounts of derivative assets and liabilities, presented in the accompanying Consolidated Statement of Assets and Liabilities in the amounts of $2,568,004 and $32,790, are not subject to an enforceable master netting agreement.

4. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any

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Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Fund. Certain terms of these investments are not finalized at the time of the commitment and each respective fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.

As of December 31, 2024, Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Advarra Holdings, Inc., Delayed Draw, First Lien Term Loan	$832,140	$–	$832,140
Altern Marketing Revolver, First Lien Term Loan	1,134,454	–	1,134,454
Altice USA, Revolver, First Lien Term Loan	3,195,378	2,453,018	742,360
AMCP Clean Acquisition Co. LLC, First Lien Term Loan	2,000,000	160,000	1,840,000
Anaplan Inc., Revolver, First Lien Term Loan	582,452	–	582,452
Artifact Bidco, Inc., (MUL), Revolver, First Lien Term Loan	354,680	–	354,680
Artifact Bidco, Inc., Delayed Draw, First Lien Term Loan	1,551,724	–	1,551,724
Artifact Bidco, Inc., Revolver, First Lien Term Loan	753,695	–	753,695
Audio Visual Services, First Lien Term Loan	1,449,831	–	1,449,831
Avalara Inc., Revolver, First Lien Term Loan	$1,818,182	$–	$1,818,182
AVI-SPL, Delayed Draw, First Lien Term Loan	2,307,692	–	2,307,692
AVI-SPL, Revolver, First Lien Term Loan	1,153,846	–	1,153,846
Azurite Intermediate Holdings, Inc., Revolver, First Lien Term Loan	600,000	–	600,000
Barossa Unitranche, Delayed Draw, First Lien Term Loan	2,007,479	1,417,044	590,435
BGIF IV Fearless, Delayed Draw, First Lien Term Loan	2,358,491	–	2,358,491
BGIF IV Fearless, Revolver, First Lien Term Loan	1,132,075	–	1,132,075
Certinia Inc., Revolver, First Lien Term Loan	470,588	–	470,588
Channelside, Delayed Draw A, First Lien Term Loan	62,667	–	62,667
Channelside, Delayed Draw B, First Lien Term Loan	845,238	–	845,238
Channelside, Revolver, First Lien Term Loan	333,333	–	333,333
CircusTrix LLC, Delayed Draw, First Lien Term Loan	535,484	427,957	107,527
Coding Solutions Acquisition Inc., Delayed Draw, First Lien Term Loan	610,687	–	610,687
Coding Solutions Acquisition Inc., Revolver, First Lien Term Loan	381,679	333,969	47,710
Coretrust, First Lien Delayed Draw Term Loan	789,474	–	789,474
Coretrust, First Lien Revolver Loan Term Loan	789,474	–	789,474
Coretrust, First Lien Term Loan	526,316	–	526,316
Coupa Holdings LLC, Delayed Draw, First Lien Term Loan	539,886	–	539,886
Coupa Holdings LLC, Revolver, First Lien Term Loan	413,386	–	413,386
Creek Parent, Inc., Revolver, First Lien Term Loan	1,257,143	–	1,257,143
Crete PA Holdco, Delayed Draw, First Lien Term Loan	2,325,581	–	2,325,581
Crete PA Holdco, LLC, Revolver, First Lien Term Loan	348,837	–	348,837
Crewline Buyer, Inc., Revolver, First Lien Term Loan	471,698	–	471,698
Databricks, Inc., Delayed Draw, First Lien Term Loan	1,631,004	–	1,631,004
EHC Holdings Holdco Limited, Delayed Draw, First Lien Term Loan	3,755,681	375,568	3,380,113
Esdec Solar Group B.V., Delayed Draw, First Lien Term Loan	2,071,701	1,937,041	134,660
Everbridge Holdings, LLC., Delayed Draw, First Lien Term Loan	1,481,482	580,741	900,741
Everbridge Holdings, LLC., Revolver, First Lien Term Loan	592,593	–	592,593
Evoriel, Delayed Draw, First Lien Term Loan	1,520,485	506,828	1,013,657
Exactcare Parent, Revolver, First Lien Term Loan	491,803	–	491,803
Excelligence, Revolver, First Lien Term Loan	1,780,822	106,849	1,673,973
Falcon, Revolver, First Lien Term Loan	1,093,168	–	1,093,168
Focus Financial Partners, LLC, Delayed Draw, First Lien Term Loan	678,902	–	678,902
Galway Borrower LLC, Delayed Draw 3, First Lien Term Loan	374,099	6,734	367,365
Galway Borrower LLC, Revolver, First Lien Term Loan	332,924	27,849	305,075

Annual Report | December 31, 2024	57

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

GC Waves Holdings, Inc., Delayed Draw, First Lien Term Loan	3,361,092	403,114	2,957,978
GC Waves Holdings, Inc., Revolver, First Lien Term Loan	268,968	–	268,968
Geotechnical Merger Sub, Inc., Delayed Draw, First Lien Term Loan	1,963,190	–	1,963,190
Geotechnical Merger Sub, Inc., Revolver, First Lien Term Loan	736,196	245,399	490,797
Hanger, Inc., Delayed Draw, First Lien Term Loan	570,342	–	570,342
Heritage Environmental Services, Inc., Delayed Draw, First Lien Term Loan	655,738	–	655,738
Heritage Environmental Services, Inc., Revolver, First Lien Term Loan	109,290	–	109,290
Heritage Environmental, First Lien Term Loan	604,396	–	604,396
Higginbotham Insurance Agency, Inc., Delayed Draw AMD4, First Lien Term Loan	1,997,116	578,168	1,418,948
Howden, First Lien Delayed Draw Term Loan, First Lien Term Loan	15,000,000	4,500,000	10,500,000
International School, Delayed Draw, First Lien Term Loan	8,286,806	–	8,286,806
Isio, Delayed Draw, First Lien Term Loan	1,390,993	–	1,390,993
Jensen Hughes, Inc., Delayed Draw Reserve, First Lien Term Loan	315,315	–	315,315
Jensen Hughes, Inc., Delayed Draw, First Lien Term Loan	1,351,351	–	1,351,351
Jensen Hughes, Inc., Revolver, First Lien Term Loan	540,541	–	540,541
K Hovnanian Enterprises, Inc., Revolver, First Lien Term Loan	2,000,000	160,000	1,840,000
Keystone Acquisition, Revolver, First Lien Term Loan	1,000,000	106,667	893,333
Legends Hospitality, First Lien Term Loan	300,000	–	300,000
Legends Hospitality, Revolver, First Lien Term Loan	600,000	60,000	540,000
LendingTree Inc., Delayed Draw, First Lien Term Loan	1,012,245	–	1,012,245
MetaTiedot Midco S.à r.l. EUR, Revolver, First Lien Term Loan	472,690	112,264	360,426
MetaTiedot Midco S.à r.l. Revolver, First Lien Term Loan	$271,312	$–	$271,312
MetaTiedot Midco S.à r.l., Delayed Draw, First Lien Term Loan	1,152,182	29,543	1,122,639
OMH-HealthEdge Holdings, LLC Revolver, First Lien Term Loan	1,563,910	–	1,563,910
Paisley Bidco, Delayed Draw, First Lien Term Loan	451,268	300,846	150,422
PDC Brands, Revolver, First Lien Term Loan	525,548	–	525,548
Poly-Wood Delayed Draw, First Lien Term Loan	681,818	–	681,818
Poly-Wood Revolver, First Lien Term Loan	681,818	–	681,818
Project Soar Backstop, First Lien Term Loan	7,100,000	–	7,100,000
Project Soar Secured Backstop, First Lien Term Loan	10,500,000	–	10,500,000
Project Soar Unsecured Backstop, Term Loan	8,500,000	–	8,500,000
QBS Parent, Inc., Revolver, First Lien Term Loan	668,539	–	668,539
Ruler BidCo Delayed Draw Incr, First Lien Term Loan	2,071,701	843,479	1,228,222
Runway Bidco, LLC, Delayed Draw, First Lien Term Loan	2,714,942	–	2,714,942
Runway Bidco, LLC, Revolver, First Lien Term Loan	1,357,462	–	1,357,462
Safe-Guard, Revolver, First Lien Term Loan	648,524	–	648,524
Thg Acquisition, LLC, Delayed Draw, First Lien Term Loan	1,336,515	–	1,336,515
Thg Acquisition, LLC, Revolver, First Lien Term Loan	668,258	49,642	618,616
Truck-Lite Co LLC Delayed Draw, First Lien Term Loan	533,333	–	533,333
Truck-Lite Revolver, First Lien Term Loan	533,333	–	533,333
Valor, Inc., Delayed Draw, First Lien Term Loan	3,107,552	–	3,107,552
Valor, Inc., First Lien Delayed Draw Term Loan	3,107,552	451,455	2,656,097
Vensure Employer Services, Inc., Delayed Draw, First Lien Term Loan	1,769,042	393,514	1,375,528
Venture Global, Contingency Reserve Delayed Draw, First Lien Term Loan	1,667,663	1,304,434	363,229
Victors Purchase, LLC, Delayed Draw, First Lien Term Loan	1,732,667	–	1,732,667
Victors Purchase, LLC, Revolver, First Lien Term Loan	990,100	148,522	841,578
Violin Finco Guernsey Limited, Delated Draw, First Lien Term Loan	548,656	–	548,656
WC ORS Buyer, Inc., Delayed Draw, First Lien Term Loan	1,515,923	–	1,515,923
WC ORS Buyer, Inc., Revolver, First Lien Term Loan	1,515,923	394,140	1,121,783
WH BorrowerCo, LLC., Delayed Draw, First Lien Term Loan	1,629,073	–	1,629,073
WH BorrowerCo, LLC., Revolver, First Lien Term Loan	501,253	244,555	256,698
Zendesk, Inc., Delayed Draw, First Lien Term Loan	3,695,652	–	3,695,652
Zendesk, Inc., Revolver, First Lien Term Loan	1,521,739	–	1,521,739
Zeus Company Delayed Draw, First Lien Term Loan	701,754	245,614	456,140
Zeus Company Revolver, First Lien Term Loan	526,316	–	526,316
Total	$158,765,851	$18,904,953	$139,860,898

58	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

(a)

The Fund may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that it intends to allocate to the Fund for which certain terms are not yet finalized at the time of the commitment and as such the Fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded loan commitments outstanding table above.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the year ended December 31, 2024, the Fund recorded a net decrease in unrealized depreciation on unfunded loan commitments totaling $461,691.

5. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS WITH AFFILIATES

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee of 1.50%, of the average daily net assets of the Fund, computed daily and payable monthly. Sub-advisory services are provided to the Fund pursuant to an agreement among the Fund, Adviser and Sub-Adviser (“Sub-Advisory Agreement”). The Adviser has agreed to pay the Sub-Adviser as compensation under the Sub-Advisory Agreement a quarterly fee computed at the annual rate of the daily net assets as set forth below. The Sub-Adviser is compensated by the Adviser out of advisory fees paid by the Fund to the Adviser; the Fund does not compensate the Sub-Adviser.

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets
$0 to $250M	0.40%
$250M to $500M	0.30%
$500M to $1B	0.25%
Over $1B	0.20%

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares (along with the respective expense limitations for each of the Fund’s other classes of shares, an “Expense Limitation”). Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets (the “Expense Limitations”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser (or any successor thereto) in the amount of any fees waived and reimbursed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation applicable to such Class in place at the time of waiver or at the time of reimbursement to be exceeded. In addition, pursuant to the Multi-Class Expense Limitation Agreement, any such repayment must be approved by the Board. The Adviser has approved the continuance of the Multi-Class Expense Limitation Agreement at least through April 30, 2025, unless and until the Board approves its modification or termination upon written notice to the Adviser. The Multi-Class Expense Limitation Agreement may then be renewed for consecutive twelve-month periods provided that the Adviser specifically approves such continuance at least annually. The Class F Expense Limitation Agreement shall continue in effect so long as Class F shares are outstanding. The Expense Limitation Agreements may be terminated only by the Board on written notice to the Adviser and will automatically terminate at such time as the Advisory Agreement between the Fund and the Adviser is terminated.

Annual Report | December 31, 2024	59

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

During the year ended December 31, 2024, fees waived and reimbursed expenses to the Fund by the Adviser totaled $1,772,975. The balance of recoupable expenses for the fund was as follows:

Expires December 31, 2025	Expires December 31, 2026	Expires December 31, 2027
$ 788,879	$ 2,139,824	$ 1,529,469

During the year ended December 31, 2024, previously recoupable expenses totaling $769,649 expired.

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses. In addition to the fees described above, the Fund reimburses Apollo (or its affiliates), at cost, the allocable portion of compensation and related expenses of investor support personnel, the Fund’s Chief Compliance Officer, Chief Financial Officer, Chief Legal Officer and their respective staffs.

Transfer Agency Fees and Expenses

SS&C GIDS, Inc. (formerly known as DST Systems, Inc.) serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

The Bank of New York Mellon Trust Company, National Association serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares, Class L shares and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75%, 0.25% and 0.75% of the Fund’s average daily net assets attributable to Class C shares, Class L shares and Class M shares, respectively, payable on a monthly basis. For the year ended December 31, 2024, Class C shares and Class L shares incurred distribution fees of $732,948 and $41,785, respectively. For the year ended December 31, 2024, Class M shares did not incur distribution fees. Class A, Class I and Class F shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. For the year ended December 31, 2024, Class A, Class C and Class L shares incurred shareholder servicing fees of $191,381, $244,316, and $41,585, respectively. Class F shares, Class I shares and Class M shares are not currently subject to a shareholder services fee.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC (“GCS”), a registered broker-dealer and an affiliate of the Adviser and Sub-Adviser. Pursuant to the terms of the wholesale marketing agreement, GCS will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, registered investment advisers, and wirehouses.

Officer and Trustee Compensation

During the reporting period, each independent trustee received an annual retainer of $42,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per Independent Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. Subsequent to the end of the reporting period, the annual retainer paid to each independent trustee was increased to $65,000, paid quarterly. Certain trustees and officers of the Fund are also officers of the Adviser and, are not paid by the Fund for serving in such capacities. The Fund may reimburse the allocable portion of the compensation paid by Apollo (or its affiliates) to the Fund’s officers.

Fees from Affiliates

From time-to-time various affiliates of the Adviser (collectively, “Affiliates”) are involved in transactions whereby certain fees, including but not limited to, structuring, underwriting, arrangement, placement, or similar services (collectively, “Capital Solution services”) are earned and in certain circumstances are rebated back to the Fund in whole or in part. For the year ended December 31, 2024, the Fund received fee rebates for Capital Solution services from certain Affiliates in the amounts of $469,856, £80,000, and €266,947.

60	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2024, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$1,578,019,630	$1,123,332,379

The Fund is permitted to purchase and sell securities classified as Level 1 under ASC 820 (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Investment Company Act (the “Rule”). For the year ended December 31, 2024, there was no Cross-Trade activities.

7. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

For the year ended December 31, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	Total Distributable Earnings
$(12,695)	$12,695

The reclassifications were primarily related to excise taxes paid and tax adjustments for wholly-owned subsidiaries.

The tax character of distributions paid for the fiscal years ended December 31, 2024, was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2024	$85,815,100	$–	$–
2023	61,370,451	–	–

As of December 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
2024	$2,246,199	$(71,369,901)	$–	$21,264,588	$(47,859,114)

As of December 31, 2024, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$ 38,858,944	$ (18,682,193)	$ 1,087,837	$ 21,264,588	$ 1,285,459,657

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily due to premium amortization, defaulted income, wash sales, mark-to-market adjustments and forward contracts.

Under current law, capital losses maintain their character as short term or long term and are carried forward to the next tax year without expiration. As of December 31, 2024, the following amounts are available as carry forwards to the next tax year:

Short Term	Long Term
$44,052,901	$27,317,000

There were no capital loss carryovers used during the year ended December 31, 2024.

Annual Report | December 31, 2024	61

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

8. FINANCING ARRANGEMENT

SPV Financing Facility

The Fund and the Fund’s consolidated subsidiary, CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. (“Citi Credit Facility”) subject to the limitations of the 1940 Act for borrowings. Amounts available to borrow under the Citi Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Subsidiary. Assets securing the Citi Credit Facility held by the Financing Subsidiary are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and the Financing Subsidiary are also required to comply with various covenants, reporting requirements and other customary requirements. As of December 31, 2024, the Fund and the Financing Subsidiary were in compliance in all material respects with the terms of the Citi Credit Facility.

For the period January 1, 2023, to March 26, 2023, the Citi Credit Facility bore interest at applicable SOFR plus spread ranging from 1.80% to 3.30% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. On March 27, 2023, the Citi Credit Facility was amended pursuant to which certain changes were made including, but not limited to, increasing the amount of the facility from $270 million to $300 million. For the period March 27, 2023, to March 24, 2024, the Citi Credit Facility bore interest at SOFR plus spread ranging from 2.00% to 4.00% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. On March 25, 2024, the Citi Credit Facility was amended and extended. For the period March 25, 2024, to December 31, 2024, the Citi Credit Facility bore interest at SOFR plus spread ranging from 2.35% to 2.90% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. As of December 31, 2024, there was $168 million outstanding under the Citi Credit Facility.

For the year ended December 31, 2024, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Citi Credit Facility were as follows

	For the Year Ended December 31, 2024
Credit facility interest expense	$11,486,148
Credit facility unfunded commitment fee	1,299,464
Credit facility fees	25,385
Amortization of debt issuance costs	826,381	*
Total credit facility expense	13,637,378

Average stated interest rate %	7.88%
Average outstanding balance	145,742,896

*	The fund is amortizing debt issuance costs of $990,721, over a three-year period ended March 27, 2027.

Committed Facility

On December 17, 2024, the Fund entered into a committed facility arrangement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. The Fund may borrow on a committed basis up to an aggregate principal amount equal to the average outstanding balance over the past twenty business days.

The Fund may terminate the BNP Facility immediately without further fee obligations upon BNP Paribas becoming bankrupt, insolvent or subject to any certain specified events under the BNP Facility agreements. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ written notice prior to terminating or materially amending the BNP Facility. The BNP Facility shall also terminate immediately upon BNP Paribas’ long-term credit rating declining to a level three or more notches below its highest rating by any of Standard & Poor’s Ratings Services, Moody’s Investor Service, Inc. or Fitch Ratings, Ltd during the term of the BNP Facility.

The BNP Facility will bear interest at applicable Overnight Bank Funding Rate (or the relevant reference rate for any foreign currency borrowings) plus .95% per annum (or the relevant spread for any foreign currency borrowings). Interest is payable in arrears on the first business day of the month following the month in which the interest accrued. As of December 31, 2024, there was $0 outstanding and $0 available under the BNP Facility.

62	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

In connection with the use of the BNP Facility, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the outstanding loan balance. The BNP Facility provides that the Fund has the right to continue to receive dividends and interest on rehypothecated securities and to recall any rehypothecated securities from BNP on demand and without condition. If BNP Paribas fails to deliver a recalled security in a timely manner, the BNP Facility requires BNP Paribas to compensate the Fund for any fees or losses related to the failed delivery or, in the event BNP Paribas is unable to return a recalled security, the Fund, upon notice to BNP Paribas, may reduce the outstanding loan balance by the fair market value of the recalled security not returned. As of December 31, 2024, BNP rehypothecated $0 in securities pledged by the Fund as collateral pursuant to the BNP Facility, and during the fiscal year ended December 31, 2024, the Fund received cash compensation under the BNP Facility of $0.

Under the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. As of December 31, 2024, the Fund was in compliance in all material respects with the terms of the BNP Facility. The value of securities required to be pledged by the Fund is determined in accordance with the margin requirements described in the BNP Facility agreements. The BNP Facility agreements contain events of default and termination events customary for similar financing transactions. The Fund’s obligations under the BNP Facility are secured by a first priority security interest in the Fund’s assets held at certain specified custody accounts.

9. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer (“Repurchase Offer Notice”) that includes the date the repurchase offer period ends (“Repurchase Request Deadline”) and the date the repurchase price will be determined (“Repurchase Pricing Date”). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the year ended December 31, 2024, the Fund completed four quarterly repurchase offers. The Fund offered to repurchase up to 10% of its outstanding shares with the offer dated December 28, 2023. The Fund offered to repurchase up to 5% of its outstanding shares with the offers dated March 28, 2024, June 27, 2024 and September 26, 2024. The shareholder repurchase requests received by the Fund in good order by the February 6, 2024, May 7, 2024 and November 5, 2024 were honored in their full amounts. The August 6, 2024 repurchase requests received by the Fund exceeded the number of shares of the Fund subject to the repurchase offer and as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 98% of the total number of shares tendered for repurchase on August 6, 2024. The result of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	December 28, 2023	March 28, 2024	June 27, 2024	September 26, 2024
Repurchase Request Deadline	February 6, 2024	May 7, 2024	August 6, 2024	November 5, 2024
Repurchase Pricing Date	February 6, 2024	May 7, 2024	August 6, 2024	November 5, 2024
Dollars Repurchased	$36,568,770	$38,145,670	$71,737,773	$28,082,554
Shares Repurchased	1,675,792	1,751,412	3,246,074	1,263,841
% of Outstanding Shares Offered to be Repurchased	10%	5%	5%	5%
% of Outstanding Shares Repurchased	4.6%	4%	7%	2.6%

In addition to making quarterly repurchase offers, the Fund offers limited rights to a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. If a shareholder would like to submit a repurchase request due to shareholder death, they can call the Fund at 1-888-926-2688 or contact the financial intermediary, financial adviser or broker/dealer through which the shares are owned. Requests due to death are intended for natural persons and will require additional supporting documents.

Annual Report | December 31, 2024	63

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

10. PRINCIPAL RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Risks Related to an Investment in the Fund.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the Fund’s portfolio of debt instruments, other securities, and derivative investments, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage and swaps, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Repurchase Offers Risks. The Fund is an interval fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

General Market Conditions Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of the global credit markets, periods of reduced liquidity, greater volatility, general volatility of credit spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global credit market conditions have episodically adversely affected the market values of equity, fixed-income and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Anti-Takeover Provisions. The Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Market Disruptions. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Sub-Adviser bases a number of its trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Highly Volatile Markets. The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

64	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

Credit Facilities. In the event the Fund defaults under a credit facility or other borrowings, the Fund’s business could be adversely affected as it may be forced to sell a portion of its investments quickly and prematurely at what may be disadvantageous prices to the Fund in order to meet its outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on the business of the Fund, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of the Fund’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on the business of the Fund, financial condition, results of operations and cash flows.

Shareholders May Experience Dilution. All distributions declared in cash payable to shareholders that are participants in the Fund’s distribution reinvestment plan will generally be automatically reinvested in common our shares. As a result, shareholders that do not participate in the distribution reinvestment plan may experience dilution over time.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses. Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The declaration of trust provides that the Fund’s Trustees will not be liable to the Fund or its shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. The declaration of trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, the Fund will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Operational Risk. The Fund depends on the Sub-Adviser to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations, can cause the Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. The Fund’s business is highly dependent on its ability to process, on a daily basis, a large number of transactions across numerous and diverse markets. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s abilities to properly manage its portfolios. Shareholders are generally not notified of the occurrence of an error or the resolution of any error. Generally, the Sub-Adviser and its affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Loans Risk. Under normal market conditions, the Fund will invest in loans. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

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Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

Investments in Bank Loans and Participations. The investment portfolio of the Fund may include bank loans and participations. The special risks associated with investing in these obligations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Fund or the Sub-Adviser to directly enforce any of their respective rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business.

Senior Loans Risk. Senior secured loans are usually rated below investment-grade or may also be unrated. As a result, the risks associated with senior secured loans are similar to the risks of below investment-grade fixed income instruments, although senior secured loans are senior and secured in contrast to other below investment-grade fixed income instruments, which are often subordinated or unsecured. Investment in senior secured loans rated below investment-grade is considered speculative because of the credit risk of their issuers. There may be less readily available and reliable information about most senior secured loans than is the case for many other types of securities. As a result, the Sub-Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Subordinated Loans or Securities. Certain of the Fund’s investments may consist of loans or securities, or interests in pools of securities that are subordinated or may be subordinated in right of payment and ranked junior to other securities issued by, or loans made to obligors. If an obligor experiences financial difficulty, holders of its more senior securities will be entitled to payments in priority to the Fund. Some of the Fund’s asset-backed investments may also have structural features that divert payments of interest and/or principal to more senior classes of loans or securities backed by the same assets when loss rates or delinquency exceeds certain levels. This may interrupt the income the Fund receives from its investments, which may lead to the Fund having less income to distribute to investors.

In addition, many of the obligors are highly leveraged and many of the Fund’s investments will be in securities which are unrated or rated below investment-grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Loans to Private Companies. Loans to private and middle-market companies involves risks that may not exist in the case of large, more established and/or publicly traded companies.

Below Investment Grade, or High-Yield, Instruments Risk. The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

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Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

Liquidity Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Sub-Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Failure of Financial Institutions and Sustained Financial Market Illiquidity. The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or its portfolio companies have a commercial relationship could adversely affect, among other things, the Fund and/or its portfolio companies’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms. The Fund’s direct origination platform generally focuses on mature companies backed by well-funded large sponsors (e.g., private equity firms), typically with significant equity capital invested. In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.

Temporary Defensive Strategies. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Sub-Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Credit Risk. Credit risk is the risk that one or more loans in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk. The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. After a period of historically low interest rates, the Federal Reserve has raised certain benchmark interest rates. It cannot be predicted with certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect the Fund’s business.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These

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Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

developments could cause interest rates and borrowing costs to rise, which may negatively impact the ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Structured Products Risk. The Fund may invest up to 30% of its Managed Assets in structured products, including CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Covenant-Lite Loans Risk. Covenant-lite loans contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Collateralized Debt Obligation (CDO) Securities. CDO securities generally are limited-recourse obligations of the issuer thereof payable solely from the underlying securities of such issuer or proceeds thereof. Consequently, holders of CDO securities must rely solely on distributions on the underlying securities or proceeds thereof for payment in respect thereof. If distributions on the underlying securities are insufficient to make payments on the CDO securities, no other assets will be available for payment of the deficiency and following realization of the underlying assets, the obligations of such issuer to pay such deficiency will be extinguished. Such underlying securities may consist of high-yield debt securities, loans, structured finance securities and other debt instruments, generally rated below investment-grade (or of equivalent credit quality) except for structured finance securities. High-yield debt securities are generally unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment-grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer to make payments of principal or interest. Such investments may be speculative.

Privacy and Data Security Laws. Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information. If the Fund or the Sub-Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

Leverage Risk. Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets principally through borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of preferred shares. Leverage may result in greater volatility of the net asset value and distributions on the common shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of preferred shares, if any, are borne entirely by common shareholders.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following:

(1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, the Fund must reasonably

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Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2024

believe, at the time it enters into such agreement, that it will have sufficient cash and cash the equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on the exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the common shares can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Non-U.S. Instruments Risk. The Fund may invest in non-U.S. Instruments. Non-U.S. investments involve certain risks not typically associated with investing in the United States. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. Instruments may trade on days when the Fund’s common shares are not priced, the Fund’s NAV may change at times when common shares cannot be sold.

Foreign Currency Risk. Because the Fund may invest its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Sub-Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated December 26, 2024, the Fund offered to repurchase up to 5% of its outstanding shares at the net asset value of such shares on February 4, 2025. Accordingly, the Fund repurchased approximately 2.79% of its outstanding shares which resulted in 1,533,865 repurchased shares for $34,024,034.

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

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Apollo Diversified Credit Fund	Report of Independent Registered Public Accounting Firm
December 31, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Trustees of Apollo Diversified Credit Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Apollo Diversified Credit Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2024, the related consolidated statement of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The consolidated financial highlights for the years ended December 31, 2021 and 2020 were audited by other auditors whose report, dated February 28, 2022, expressed an unqualified opinion on those consolidated financial highlights.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

February 24, 2025

We have served as the auditor of one or more Apollo Investment Companies since 2011.

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Apollo Diversified Credit Fund	Dividend Reinvestment Policy
December 31, 2024 (Unaudited)

The Fund will operate under a dividend reinvestment plan administered by SS&C GIDS, Inc. (the “Transfer Agent”) Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Apollo Diversified Credit Fund, c/o SS&C GIDS, Inc. 430 W 7th St, Kansas City, MO 64105-1407. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment plan. Under the dividend reinvestment plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment plan. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment plan, the Transfer Agent will administer the dividend reinvestment plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment plan.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to the Transfer Agent at Apollo Diversified Credit Fund, c/o SS&C GIDS, Inc. 430 W 7th St, Kansas City, MO 64105-1407. Certain transactions can be performed by calling the toll free number 1-888-926-2688.

Annual Report | December 31, 2024	71

Apollo Diversified Credit Fund	Additional Information
December 31, 2024 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, on the Fund’s website at www.apollo.com/adcf, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Apollo Diversified Credit Fund	Trustees and Officers
December 31, 2024 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Meredith Coffey (1968)	Trustee Since 2022	From 2008 to 2023, Ms. Coffey served as Head of Research and the Co-Head of Public Policy for the Loan & Syndications Trading Association.	5	Formerly, Director, Apollo Senior Floating Rate Fund Inc. (2023-2024); formerly, Director, Apollo Tactical Income Fund Inc. (2023-2024).
Christine Gallagher (1985)	Trustee Since 2022	From March 2021 to present, Ms. Gallagher serves as a Community Engagement Manager at Leidos, a company that provides information technology, engineering and science services for government and commercial contractors. Ms. Gallagher also serves as president of Military Quality of Life Consulting, LLC, a military support company she founded in 2015. From 2015 to 2019, she served as an agile IT project manager for BAM Technologies, LLC.	3
Michael Porter (1983)	Trustee Since 2022	From December 2014 to present, Mr. Porter has worked at Netflix in Corporate Development and Strategy. In December 2020, Mr. Porter was appointed to the Board of Directors of Ednovate Charter School.	3
Carl J. Rickertsen (1960)	Trustee Since 2022	From January 2005 to present, Mr. Rickertsen has served as managing partner of Pine Creek Partners, a private equity investment firm.	5	Director, MicroStrategy Inc. (2002-present); Director, Berry Global Inc. (2013-present); formerly, Director Apollo Senior Floating Rate Fund Inc. (2011-2023); formerly, Director, Apollo Tactical Income Fund Inc. (2013-2023).

Annual Report | December 31, 2024	73

Apollo Diversified Credit Fund	Trustees and Officers
December 31, 2024 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Earl Hunt (1981)	Chairman, Trustee, and President Since 2022	Mr. Hunt joined Apollo Global Management, Inc. and its consolidated subsidiaries in 2021. From 2015 to 2021, Mr. Hunt served as a Partner in the Global Markets division at Goldman Sachs. He also was a member of Goldman Sach’s Partnership Committee, Global Markets Operating Committee and was co-chair of the Global Markets Inclusion and Diversity Committee.	4
Kenneth Seifert (1978)	Treasurer and Chief Financial Officer Since 2022	Controller, Principal and Director, Apollo Global Management, Inc. and affiliates since 2021 and 2017, respectively. Treasurer and Chief Financial Officer of Apollo Senior Floating Rate Fund Inc., and Apollo Tactical Income Fund Inc., 2021 to 2024, Controller 2017 to 2021. Treasurer and Chief Financial Officer of Apollo Diversified Real Estate Fund since 2022. Treasurer, Chief Financial Officer and Principal Financial Officer of Apollo S3 Private Markets Fund, 2023 to December 2024.	N/A	N/A
Kristin Hester (1980)	Chief Legal Officer and Secretary Since 2022	Managing Director, General Counsel-Regulated Funds, Apollo Global Management, Inc., 2015 to present. Chief Legal Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC, and Redding Ridge Asset Management LLC, 2022 to present. Chief Legal Officer, Secretary and Vice President, Middle Market Apollo Institutional Private Lending, 2024 to present. Chief Legal Officer and Secretary, Apollo Diversified Real Estate Fund, 2024 to present. Chief Legal Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2022 to 2024. Chief Legal Officer and Secretary of Apollo S3 Private Markets Fund, 2023 to present.	N/A	N/A
Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Principal, Apollo Global Management, Inc., 2022 to present. Chief Compliance Officer, Apollo Diversified Real Estate Fund, 2018 to present. Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC and Apollo S3 Private Markets Fund., 2023 to present. Chief Compliance Officer, Middle Market Apollo Institutional Private Lending, 2024 to present. Chief Compliance Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2023 to 2024. Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017 to 2022.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**

“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser. The Fund Complex is currently comprised of: the Fund, Apollo Debt Solutions BDC, Apollo Diversified Real Estate Fund, Middle Market Apollo Institutional Private Lending, Apollo S3 Private Markets Fund, MidCap Financial Investment Corporation, Apollo Origination II (L) Capital Trust and Apollo Origination II (UL) Capital Trust.

74	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Service Providers
December 31, 2024 (Unaudited)

Investment Adviser

Apollo Capital Credit Adviser, LLC

9 W 57th Street, New York, NY 10019

Investment Sub-Adviser

Apollo Credit Management, LLC

9 W 57th St, New York, NY 10019

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

Bank of New York Mellon Trust Company, National Association

601 Travis Street, 16th Floor, Houston, TX 77002

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza, New York, NY 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

900 G Street, NW, Washington, D.C. 20001

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

330 W 9th Street, Kansas City, MO 64105

Annual Report | December 31, 2024	75

Apollo Diversified Credit Fund	Privacy Notice
December 31, 2024 (Unaudited)

DATA PRIVACY NOTICE

What Information Do We Have About You?

We may have collected your personal information in connection with your investment in Apollo Diversified Credit Fund. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Fund, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

• Calling (877) 864-4834; or

• Writing us at the following address:

c/o: Apollo Diversified Credit Fund

9 West 57th Street, New York, NY 10019

Attn: Ryan DelGiudice

The ability to opt out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

76	1.888.926.2688 | www.apollo.com

9 West 57th Street New York, NY 10019	212.515.3200 www.apollo.com/adcf

Not a deposit	May lose value	No bank guarantee

Not insured by the FDIC, NCUA or any other government agency

This material must be accompanied or preceded by a prospectus.

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its product marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Credit Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

GCC000922 | Exp. 02.28.26	ADCF-IU397873-0125A

Item 2. Code of Ethics.

(a)

Apollo Diversified Credit Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Fund.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	During the period covered by this report, the Fund had not granted any express or implicit waivers from the Code of Ethics.

(e)	Not applicable.

(f)	The Fund’s Code of Ethics is attached hereto as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees (the “Board”) of the Fund has determined that the Fund has at least one audit committee financial expert serving on its audit committee of the board (“Audit Committee”). The Board has designated Carl J. Rickertsen as the Fund’s audit committee financial expert. Mr. Rickertsen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: For the Fund’s last two fiscal years ended December 31, 2023 and December 31, 2024, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $250,000 and $275,000 respectively.

(b)

Audit-Related Fees: For the Fund’s last two fiscal years ended December 31, 2023 and December 31, 2024, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0 and $12,375, respectively.

(c)

Tax Fees: For the Fund’s last two fiscal years ended December 31, 2023 and December 31, 2024, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the Fund were $12,000 and $12,000 respectively.

(d)

All Other Fees: For the Fund’s last two fiscal years ended December 31, 2023 and December 31, 2024, the fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were $10,000 and $10,000, respectively.

(e) (1)	The Audit Committee’s pre-approval policies and procedures require that all services to be performed by the Fund’s principal accountant must be pre-approved by the Fund’s audit committee.

(2)

No services described in paragraphs (b) through (d) of Item 4 of this report were approved or required to be approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the Fund.

(g)

For the Fund’s last two fiscal years ended December 31, 2023 and December 31, 2024, the aggregate fees billed for non-audit fees for services rendered by the principal accountant to the Fund, the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund were $22,000 and $34,375, respectively.

(h)

The Fund’s Audit Committee has considered whether the provision of non-audit services to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. All non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, which were required to be pre-approved, were pre-approved as required.

(i)	Not applicable to the Fund.

(j)	Not applicable to the Fund.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Fund.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Fund.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable during the Fund’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The proxy voting policies and procedures of Apollo Credit Management, LLC (the “Sub-Adviser”) are attached hereto as Exhibit 99.19(a)(6).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this filing, Earl Hunt, Christopher Lahoud and James Vanek, each an employee of the Sub-Adviser, serve as the Fund’s portfolio managers. Messrs. Hunt, Lahoud and Vanek are jointly and primarily responsible for overseeing the day to day investment operations of the Fund.

Earl Hunt — Partner, Credit at Apollo, and Co-Head of Credit Secondaries. Prior to joining in 2021, Mr. Hunt was Partner in the Global Markets division at Goldman Sachs where he was responsible for strategic client coverage. He also served as a member of the Goldman Sachs’s Partnership Committee and Global Markets Operating Committee. Previously, Mr. Hunt was Co-Head of US Distressed & Par Loan sales at Goldman Sachs. Before that, Mr. Hunt worked at Citi as a director in Leveraged Finance sales. Mr. Hunt earned a BA in Economics from Brown University and is a member of the Brown University Board of Trustees. Mr. Hunt has served as portfolio manager to the Fund since April 1, 2022.

Christopher Lahoud — Partner, Credit at Apollo and Co-Head of Opportunistic Credit. Prior to joining in 2018, Mr. Lahoud was Head of the Distressed Product Group at Deutsche Bank managing a team of 15 individuals. He began his career with Citigroup in 2006 as a credit trader and currently serves on the Board of Moxe Health and Hertz Corporation. Mr. Lahoud graduated from the University of Richmond with a degree in Accounting, Economics and Finance. Mr. Lahoud has served as portfolio manager to the Fund since April 1, 2022.

James Vanek — Partner, Credit at Apollo, and Co-Head of Global Performing Credit. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance Group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the US syndicated loan market. Mr. Vanek received his MBA from Columbia Business School and graduated from Duke University with a Bachelor of Science in Economics and a Bachelor of Arts in Computer Science. Mr. Vanek has served as portfolio manager to the Fund since April 1, 2022.

(a)(2) As of December 31, 2024, Mr. Hunt is also primarily responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type	Total Number of Accounts	Total Assets (in millions)	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$17,134	1	$14,553
Other Pooled Investment Vehicles	1	$4141	1	$1281
Other Accounts	0	$0	0	$0

As of December 31, 2024, Mr. Lahoud is also primarily responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type	Total Number of Accounts	Total Assets (in millions)	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	15	$22,693	15	$12,010
Other Accounts	3	$820	3	$719

As of December 31, 2024, Mr. Vanek is also primarily responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type	Total Number of Accounts	Total Assets (in millions)	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$17,134	1	$14,553
Other Pooled Investment Vehicles	4	$10,364	4	$10,364
Other Accounts	3	$1,089	3	$1,459

Material Conflicts of Interest:

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Sub-Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. In addition, certain conflicts of interest may arise from the Sub-Adviser’s arrangements with affiliated investment advisers.

(a)(3) Portfolio Manager Compensation as of December 31, 2024:

Apollo’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to Apollo and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of Apollo and its clients.

(a)(4) The following table indicates the dollar range of equity securities that each portfolio manager beneficially owned in the Fund as of December 31, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Earl Hunt	None
Christopher Lahoud	None
James Vanek	$50,001–$100,000
(1)	Dollar ranges are as follows: $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or over $1,000,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 16. Controls and Procedures.

(a)

Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2024, the Registrant received no income and paid no fees related to its securities lending activities.

(b)

During the Registrants most recent fiscal year ended December 31, 2024, BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”) served as the Registrant’s securities lending agent.

In connection with the use of a committed facility arrangement (the “BNP Facility”), entered into on December 17, 2024, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the outstanding loan balance. The BNP Facility provides that the Fund has the right to continue to receive dividends and interest on rehypothecated securities and to recall any rehypothecated securities from BNP on demand and without condition. If BNP Paribas fails to deliver a recalled security in a timely manner, the BNP Facility requires BNP Paribas to compensate the Fund for any fees or losses related to the failed delivery or, in the event BNP Paribas is unable to return a recalled security, the Fund, upon notice to BNP Paribas, may reduce the outstanding loan balance by the fair market value of the recalled security not returned.

As a securities lending agent, BNP Paribas is responsible for the implementation and administration of the Registrant’s securities lending activities pursuant to the rehypothecation component of the BNP Facility. BNP Paribas, as a general matter, performs various services, including the following:

●	Locating borrowers;

●	Monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing);

●	Negotiation of loan terms;

●	Selection of securities to be loaned;

●	Recordkeeping and account servicing;

●	Monitoring of dividend activity and material proxy votes relating to loaned securities; and

●	Arranging for return of loaned securities to the Registrant at loan termination.

The Fund does not compensate BNP Paribas for its securities lending related services directly. As of December 31, 2024, BNP rehypothecated $0 in securities pledged by the Fund as collateral pursuant to the BNP Facility, and during the fiscal year ended December 31, 2024, the Fund received cash compensation under the BNP Facility of $0. For more information, see “Note 8. Financing Arrangement” in the Notes to the Registrant’s Financial Statements.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Fund’s Code of Ethics, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 99.19(a)(1).

(a)(2)	Not applicable to Registrant.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(a)(6)	The proxy voting policies and procedures of the Sub-Adviser are attached hereto in response to Item 12 of Form N-CSR as Exhibit 99.19(a)(6).

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLLO DIVERSIFIED CREDIT FUND

By:	/s/ Earl Hunt
Earl Hunt
President (Principal Executive Officer)

Date:	March 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Earl Hunt
Earl Hunt
President (Principal Executive Officer)

Date:	March 5, 2025

By:	/s/ Kenneth Seifert
Kenneth Seifert
Treasurer (Principal Financial Officer)

Date:	March 5, 2025